High-trigger loss-absorbing additional tier 1 capital
instrument
Exhibit 4.22
Issuer
UBS Group AG
ISIN
US902613BV99 (144A) / USH42097FP77 (Reg S)
Issue Date 08.01.2026
Currency USD
Nominal (million) 1,500
Interest Rate 6.625%
1
Maturity Date perpetual
Call Dates any time during period from (and including) 8
January 2031 to (and including) 8 July 2031 or on
any Reset Date thereafter
1
Rate subject to change after first reset date.

TERMS AND CONDITIONS OF THE NOTES
The terms and conditions of the Tier 1 Capital Notes issued by UBS Group AG are as follows:
1.
DEFINITIONS
" Acquiror
" has the
meaning assigned to
such term in
subclause (iv) of Condition
8(e) (
Conversion
– Qualifying Relevant Event ).
"
Additional
Amounts
"
has
the
meaning
assigned
to
such
term
in
clause (b)
of
Condition 10
( Taxation ).
" Additional Tier 1 Capital
" means, at any time,
any item that qualifies as
additional tier 1 capital
( zusätzliches Kernkapital ) under National Regulations at such time.
"
Adjustment
Spread
"
means,
with
respect
to
any
Alternative
Benchmark
Rate
determined
in
accordance with
the provisions
of Condition 5(c)
(
Interest
– Benchmark
replacement
), a
spread
(which may be
positive or negative),
or a formula
or methodology for
calculating such a
spread,
applied
to
such
Alternative
Benchmark
Rate
in
order
to
reduce
or
eliminate,
to
the
extent
reasonably practicable in the
circumstances, any economic prejudice
or benefit (as
applicable) to
Holders
as
a
result
of
the
replacement
of
the
Existing
Benchmark
Rate
with
such
Alternative
Benchmark Rate.
"
Affected
Reset
Interest
Period
"
has
the
meaning
assigned
to
such
term
in
subclause (i)
of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Agent
Insolvency
Event
"
has
the
meaning
assigned
to
such
term
in
subclause (c)(ii)
of
Condition 9 ( Payments; Agents ).
" Agents
" means
the Fiscal
Agent, the
Registrar, the
Calculation Agent,
the Swiss
Paying Agent
and
any
other
agent
from
time
to
time
appointed
pursuant
to
the
terms
of
the
Fiscal
Agency
Agreement, and the Settlement Agent.
"
Alternative
Benchmark
Rate
"
has
the
meaning
assigned
to
such
term
in
subclause (i)
of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Alternative Loss
Absorption Date
" has
the meaning
assigned to
such term
in Condition 7(e)
(
Trigger Event and Viability
Event – Alternative loss absorption
).
"
Alternative
MMSR
Page
"
has
the
meaning
assigned
to
such
term
in
subclause (v)(A)
of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Alternative
Relevant
Time
"
has
the
meaning
assigned
to
such
term
in
subclause (v)(A)
of
Condition 5(c) ( Interest – Benchmark replacement ).
"
Approved
Entity
"
has
the
meaning
assigned
to
such
term
in
subclause (iv)
of
Condition 8(e)
( Conversion – Qualifying Relevant Event ).
" Auditor
" means
the accounting
firm (i) appointed
by the
Board of
Directors of
the Group
Holding
Company
or
the
shareholders of
the Group
Holding
Company,
as
the case
may
be,
to provide,
among
other
things,
audit
and/or
review
opinions
on
the
Group
Holding
Company's
financial
statements, and (ii) approved
by FINMA in accordance
with the Financial
Market Supervisory Act
( Finanzmarktaufsichtsgesetz
) of 22 June
2007, as amended
and as may
be further amended
from
time to time.
" Authorised Signatories " means any two authorised officers of the Issuer signing jointly.
"
Balance Sheet
Date
" means
(i) with respect
to any
Ordinary Publication
Date, the
cut-off date
for the
measurement of
the CET1 Ratio
in the
Quarterly Financial
Accounts published
on such
Ordinary Publication Date, and (ii) with respect to any
Extraordinary Publication Date, the cut-off
date for
the Reviewed
Interim Measurement
published upon
the instruction
of FINMA
on such
Extraordinary Publication Date.

"
Bankruptcy
Event
"
means
any
of
the
following
events
with
respect
to
the
Issuer:
(i) the
adjudication of bankruptcy
(
Konkurseröffnung
) pursuant
to articles 171, 189,
190, 191 or
192 of
the
DEBA,
(ii) the
opening
of
restructuring
proceedings
(
Sanierungsverfahren
)
pursuant
to
articles 28 to 32 of the Swiss Banking Act or pursuant to any successor or analogous
Swiss law or
regulation applicable to bank
holding companies in Switzerland
such as UBS Group
AG (any such
proceedings, " Restructuring Proceedings
"), and/or
(iii) the ordering
of liquidation
proceedings
( Liquidation
) pursuant to articles 33 to 37g of
the Swiss Banking Act or pursuant to
any successor
or analogous Swiss law
or regulation applicable to
bank holding companies in
Switzerland such as
UBS Group AG; provided ,
however
, that
none of the
following will
constitute a Bankruptcy
Event:
(x) mere debt
collection proceedings
(
Betreibungsverfahren
) pursuant
to article 38
et seq.
of the
DEBA,
(y) proceedings
in
connection
with
a
freezing
order
(
Arrestverfahren
)
pursuant
to
article 271 et seq.
of the
DEBA, and/or
(z) the ordering
of protective
measures (
Schutzmassnahmen )
pursuant to article 26
of the Swiss
Banking Act or
pursuant to any
successor or analogous Swiss
law or
regulation applicable
to bank
holding companies
in Switzerland
such as
UBS Group
AG
(any such measures, " Protective Measures "), including, in the case of each of subclauses (x), (y)
and (z), any
steps (other than
any steps described
in clauses (i) through
(iii) of this
definition) taken
under or in connection therewith.
" BIS Regulations
" means, at
any time, the
capital adequacy standards
and guidelines promulgated
by the
Basel Committee
on Banking
Supervision, as
implemented by
FINMA in
Switzerland at
such time.
"
BIS Risk Weighted
Assets
" means, as of any
Balance Sheet Date, the aggregate amount,
in the
Presentation
Currency,
of
risk-weighted
assets of
the
Group
as
of
such
Balance
Sheet
Date,
as
determined
by
the
Group
Holding
Company
pursuant
to
the
BIS
Regulations
applicable
to
the
Group
Holding
Company
as
of
such
Balance
Sheet
Date,
and
as
(i) disclosed
in
the
Quarterly
Financial Accounts published
on the relevant
Ordinary Publication Date
or (ii) may be
disclosed
as a component of the Reviewed Interim
Measurement published upon the instruction of FINMA
on the relevant Extraordinary
Publication Date, as applicable.
For the avoidance of
doubt, the term
" risk-weighted assets
" as used in this definition has
the meaning assigned to such term
in the BIS
Regulations in effect as of the relevant Balance Sheet Date.
" Business Day
" means a day (other than a
Saturday or a Sunday) on which
commercial banks and
foreign exchange
markets settle
payments and
are open
for general
business (including,
without
limitation, dealing
in foreign
exchange and
foreign currency
deposits) in
(i) for purposes
of the
definitions
of
the
terms
"Extraordinary
Publication
Date",
"Higher-Trigger
Amount"
and
"Ordinary Publication Date", Zurich, and (ii) otherwise, New York City and Zurich.
"
Calculation
Agent
"
means
UBS
AG,
in
its
capacity
as
calculation
agent
for
the
Notes,
and
includes any successor calculation
agent for the Notes
appointed in accordance with
the terms of
the Fiscal Agency Agreement.
" Calculation Amount " means USD 1,000.
"
Capital Adequacy
Ordinance
" means
the Swiss
Ordinance concerning
Capital Adequacy
and
Risk Diversification
for Banks
and Securities
Firms of
1 June 2012,
as amended
and as
may be
further amended from time to time, or any successor Swiss law or regulation.
" Cash Distribution
" means any dividend or
distribution in respect of the
Ordinary Shares that is
to be paid
or made to
Shareholders as a
class in cash
(in whatever currency)
and however described
and whether payable out of share premium account, profits, retained earnings or any other capital
or revenue
reserve or
account, and
including any
cash distribution
or payment
to Shareholders
upon
or
in
connection
with
a
reduction
of
capital.
For
the
avoidance
of
doubt,
the
term
"Cash
Distribution" does not include consideration paid or any other payments made by UBS Group AG or any of its
affiliates in connection with
the repurchase of Ordinary
Shares in connection
with any
share buyback programme.
" Certificate " means a Global Certificate and/or a Definitive Certificate, as the case may be.
" CET1 Capital
" means, as of any Balance
Sheet Date, the aggregate amount, in
the Presentation
Currency,
of items
that constitute
common equity
tier 1 capital
of the
Group as
of such
Balance

Sheet Date,
less any
deductions from
common equity
tier 1 capital
required to
be made,
in each
case as determined by the Group Holding Company pursuant to the BIS Regulations applicable to the Group Holding Company as of
such Balance Sheet Date, and as
(i) disclosed in the Quarterly
Financial Accounts published
on the relevant
Ordinary Publication Date
or (ii) may be
disclosed
as a component of the Reviewed Interim
Measurement published upon the instruction of FINMA
on the relevant Extraordinary
Publication Date, as applicable.
For the avoidance of
doubt, the term
" common equity tier 1 capital
" as used in
this definition has the meaning
assigned to such term
in the BIS Regulations in effect as of the relevant Balance Sheet Date.
" CET1 Ratio
" means, as of
any Balance Sheet Date,
the CET1 Capital as of
such Balance Sheet
Date, divided
by
the BIS
Risk Weighted
Assets as
of
such Balance
Sheet Date,
expressed as
a
percentage, such ratio (or
the components thereof) as
determined by the Group
Holding Company,
and
(i) as
disclosed
in
the
Quarterly
Financial
Accounts
published
on
the
relevant
Ordinary
Publication
Date
or
(ii) constituting
(or
as
disclosed
in)
the
Reviewed
Interim
Measurement
published
upon
the
instruction
of
FINMA
on
the
relevant
Extraordinary
Publication
Date,
as
applicable.
" Clearstream, Luxembourg " means Clearstream Banking S.A.
" Code " has the meaning assigned to such term in subclause (c)(iii) of Condition 10 ( Taxation ).
" Compliant Securities " means securities issued by UBS Group AG or any of its subsidiaries that have economic terms not materially less
favourable to a Holder than
these Terms
and Conditions
(as reasonably determined by the Issuer), provided
that:
(a)
such securities (i) include terms that provide for the same interest rate and principal from time to time
applying to the
Notes, (ii) rank
pari passu
with the Notes
and (iii) preserve
any existing rights under
these Terms
and Conditions to any
accrued and unpaid interest
that has not been satisfied;
(b)
where such securities are issued by
a subsidiary of UBS Group AG, UBS
Group AG has
irrevocably
and
unconditionally
guaranteed
to
the
holders
of
such
securities,
on
a
subordinated
basis
corresponding
mutatis
mutandis
to
Condition 4
(
Status
and
Subordination
), the
due and
punctual payment
of all
amounts due
and payable
by such
subsidiary under, or
in respect
of, such
securities pursuant
to article 111 of
the Swiss
Code;
(c)
where the Notes
that have been
substituted or amended
were listed immediately
prior to
their substitution or amendment, such securities are listed on (i) the SIX Swiss
Exchange
or (ii) such other internationally recognised stock exchange selected by the Issuer; and
(d)
where
the
Notes
that
have
been
substituted or
amended were
rated
by
a
rating
agency
immediately
prior
to
such
substitution
or
amendment,
each
such
rating
agency
has
ascribed, or
announced its
intention to
ascribe and
publish, an
equal or
higher rating
to
such securities.
" Conversion
"
has
the
meaning
given
to
it
in
Condition 8(a) (
Conversion –
Conversion upon
a
Trigger Event or a Viability Event
), and "convert" and
"converted" shall be construed
accordingly.
" Conversion Capital
" means
conversion capital
(
Wandlungskapital
) within
the meaning
of the
Swiss Banking Act.
" Conversion Date
" means, with respect to
any Conversion, the Trigger Event Conversion
Date or
the Viability Event Conversion Date, as applicable.
"
Conversion
Price
"
means
USD 43.39,
subject
to
any
adjustment
in
accordance
with
Condition 8(d) ( Conversion – Anti-dilution adjustment of the Conversion Price ).
"
Current
Issuer
"
has
the
meaning
assigned
to
such
term
in
clause (a)
of
Condition 15
(
Issuer
Substitution ).
" Current Market Price
" means, in respect of an Ordinary
Share at a particular date, the average
of the daily Volume Weighted Average
Price of an Ordinary
Share on each of the
five consecutive

dealing days
(or, for the
purposes of
subclause (i)(D) of
Condition 8(d) (
Conversion –
Anti-dilution
adjustment
of
the
Conversion
Price
),
10 consecutive
dealing
days)
ending
on
the
dealing
day
immediately preceding such
date (such period,
the "
Reference Period "), provided
that, if at
any
time during the Reference Period the Volume Weighted
Average Price shall have been based on a
price ex-dividend (or
ex-any other entitlement)
and during some
other part of
the Reference Period
the Volume
Weighted Average
Price shall have been based on a price cum-dividend (or cum- any other entitlement), then:
(a)
if
the
Ordinary
Shares
to
be
issued
and
delivered
do
not
rank
for
the
dividend
(or
entitlement) in question,
the Volume
Weighted
Average
Price on the
dates on which
the
Ordinary Shares
were based
on a
price cum-dividend
(or cum-
any other
entitlement) shall,
for
the
purposes of
this
definition,
be
deemed
to
be
the amount
thereof
reduced
by
an
amount equal to the Fair
Market Value
of any such dividend or
entitlement per Ordinary
Share as at the date of first public announcement relating to such dividend or entitlement, in
any
such
case,
determined
on
a
gross
basis
and
disregarding
any
withholding
or
deduction required to
be made for
or on account
of tax, and
disregarding any associated
tax credit; or
(b)
if the Ordinary Shares to be issued
and delivered do rank for the
dividend (or entitlement)
in
question,
the
Volume
Weighted
Average
Price
on
the
dates
on
which
the
Ordinary
Shares
were
based
on
a
price
ex-dividend
(or
ex-
any
other
entitlement)
shall,
for
the
purposes of this
definition, be deemed
to be the
amount thereof increased
by an
amount
equal to the Fair Market Value of any such dividend or entitlement per Ordinary Share as at the
date of
first public
announcement relating
to such
dividend or
entitlement, in
any
such
case,
determined
on
a
gross
basis
and
disregarding
any
withholding
or
deduction
required to be made for or on account of tax, and disregarding any associated tax credit;
and provided , further
that,
if
on
each
of
the
five
dealing
days
(or,
for
the
purposes
of
subclause (i)(D)
of
Condition 8(d)
(
Conversion
–
Anti-dilution
adjustment
of
the
Conversion
Price
),
the
10 dealing
days)
in
the
Reference
Period
the
Volume
Weighted
Average
Price
was
based on
a price
cum-dividend (or
cum-any other
entitlement) in
respect of
a dividend
(or other
entitlement) that
has been
declared or
announced but
the Ordinary
Shares to
be issued
and delivered
do not rank for that dividend (or other
entitlement), the Volume
Weighted Average
Price on each
of such dates shall, for
the purposes of this
definition, be deemed to be
the amount thereof reduced
by an
amount equal
to the
Fair Market
Value
of any
such dividend
or entitlement
per Ordinary
Share as at
the date of
first public announcement relating
to such dividend
or entitlement, in
any
such case, determined on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit;
and provided , further
that,
if
the
Volume
Weighted
Average
Price of
an Ordinary
Share
is
not
available
on
one
or
more
of
the
five
dealing
days
(or,
for
the
purposes
of
subclause (i)(D)
of
Condition 8(d) (
Conversion –
Anti-dilution adjustment
of the
Conversion Price
),
the 10 dealing
days) in the
Reference Period
(disregarding for
this purpose
the proviso to
the definition
of Volume
Weighted
Average
Price),
then
the
average
of
such
Volume
Weighted
Average
Prices
that
are
available in the
Reference Period shall
be used (subject
to a minimum
of two such
prices) and if
only one,
or no,
such Volume
Weighted
Average
Price is
available in
the Reference
Period, the
Current Market Price shall be determined by an Independent Adviser.
" Day Count Fraction
" means, in respect
of any period (the
"
Calculation Period "), the number of
days in the Calculation Period divided by 360 calculated on a formula basis as follows:
where:
" Y
1
" is the
year, expressed
as a number,
in which the
first day of
the Calculation Period
falls;
" Y
2
" is the year,
expressed as a number,
in which the day immediately following
the last
day included in the Calculation Period falls;

" M
1
"
is
the
calendar
month,
expressed
as
a
number,
in
which
the
first
day
of
the
Calculation Period falls;
" M
2
" is the
calendar month, expressed
as number, in
which the day
immediately following
the last day included in the Calculation Period falls;
" D
1
" is
the first
calendar day,
expressed as
a number,
of the
Calculation Period,
unless
such number would be 31, in which case D
1
will be 30; and
" D
2
"
is
the
calendar
day,
expressed
as
a
number,
immediately
following
the
last
day
included in the Calculation
Period, unless such
number would be 31
and D
1
is greater than
29, in which case D
2
will be 30.
" dealing day
" means a day on which the Relevant Stock Exchange
or relevant stock exchange or
securities market is
open for business
and on which
Ordinary Shares or
other securities, options,
warrants or
other rights
(as the
case may
be) may
be dealt
in (other
than a
day on
which the
Relevant
Stock Exchange or relevant stock
exchange or securities market is
scheduled to or does close
prior
to its regular weekday closing time).
" DEBA
" means
the Swiss
Federal Debt
Enforcement and
Bankruptcy Act
of 11
April 1889,
as
amended and as may be further amended from time to time.
" Definitive Certificate " has the meaning assigned to such term in subclause (i) of Condition 2(c)
( Amount, Denomination and Form – Definitive Certificates ).
" Depositary
"
means
DTC
or
any
other
Relevant
Clearing
System
outside
of
Switzerland
designated
as
Depositary
by
the
Issuer;
provided , however
,
that,
irrespective
of
the
number
of
Regulation S
Global
Certificates
and/or
Rule 144A
Global
Certificates,
as
the
case
may
be,
outstanding, there will be no more than one Depositary for the Notes at any time.
" Distributable Items
" means,
in respect
of any
Interest Payment
Date,
the aggregate
of
(i) net
profits carried
forward and
(ii) freely distributable
reserves, in
each case,
less any
amounts that
must
be
contributed
to
legal
reserves
under
applicable
law,
all
in
UBS
Group
AG's
reporting
currency and as appearing in the Relevant Accounts.
" Distribution Compliance Period " means the 40-day period commencing on (and including) the later of (i) the
day on which
the Notes are
first offered to
Persons other than
distributors (as defined
in Regulation S under the US Securities Act), and (ii) the day on which the closing of the offering of the Notes occurs.
" DTC " means The Depository Trust Company.
" EEA Regulated Market
" means a market
as defined by Article 4.1(21)
of Directive 2014/65/EU
of the European Parliament and of the Council on markets on financial instruments.
" Effective Date
" has the
meaning assigned
to such term
in subclause (i)(C)
or (i)(D),
as applicable,
of Condition 8(d) ( Conversion – Anti-dilution adjustment of the Conversion Price ).
" Euroclear " means Euroclear Bank SA/NV.
" Event of Default
" has the meaning
assigned to such term
in clause (a) of Condition 12
(
Events of
Default ).
" Exempt Reorganisation
" means
a Reorganisation
where, immediately
after completion
of the
relevant proceedings, the ordinary
shares or units
or equivalent of
Newco (or depositary
or other
receipts
or
certificates
representing
ordinary
shares
or
units
or
equivalent
of
Newco)
are
(i) admitted to
trading on
the Relevant
Stock Exchange
or (ii) admitted
to listing
on such
other
Recognised Stock Exchange as UBS Group AG or Newco may determine.
" Existing Benchmark Rate " has the meaning assigned to such term in Condition 5(c) ( Interest –
Benchmark replacement ).

"
Existing
Shareholders
"
has
the
meaning
assigned
to
such
term
in
the
definition
of
the
term
"Reorganisation".
" Extraordinary Distribution
" means any Cash Distribution
(i) that is expressly declared
by UBS
Group AG to be an extraordinary or special dividend or an extraordinary or special distribution to
Shareholders as a class or any analogous or similar term, and
(ii) the amount of which exceeds the
arithmetic average
of the
ordinary dividend
per Ordinary
Share paid
by UBS
Group AG
in the
three most recently preceding
calendar years (each such
ordinary dividend translated, if
necessary,
into the currency in which the applicable Cash Distribution is expressed at the Prevailing Rate on
the date on which such ordinary dividend was paid) by more than 25 per cent.
"
Extraordinary
Publication
Date
"
means
the
Business
Day
on
which
a
Reviewed
Interim
Measurement is published upon
the instruction of FINMA,
after FINMA has determined
that the
conditions for issuing a Trigger
Event Notice in accordance with Condition 7 (
Trigger Event and
Viability Event ) have been met.
"
Extraordinary
Trigger
Event
Notice
Date
"
has
the
meaning
assigned
to
such
term
in
subclause (i) of Condition 7(b) (
Trigger Event and Viability Event –
Trigger Event Notice
).
" Fair Market Value " means, with respect to any property on any date (the " Relevant Valuation
Date "), the fair market value of that property as determined by an Independent Adviser, provided that:
(a)
the Fair Market Value of a cash amount shall be the amount of such cash;
(b)
where securities, options, warrants or other rights
are publicly traded on a stock exchange
or securities market of adequate liquidity (as determined by an Independent Adviser), the
Fair
Market
Value
(i) of
such
securities
shall
equal
the
arithmetic
mean
of
the
daily
Volume
Weighted Average
Prices of such securities and (ii) of
such options, warrants or
other rights
shall equal
the arithmetic
mean of
the daily
closing prices
of such
options,
warrants or other rights, in the case of each of subclauses (i) and (ii), during the period of five dealing days on the relevant stock exchange or securities market commencing on the later of (x) the applicable Relevant Valuation
Date and (y) the first dealing day on which
such securities, options,
warrants or other
rights are publicly
traded, or such
shorter period
as such securities, options, warrants or other rights are publicly traded; and
(c)
where
securities,
options,
warrants
or
other
rights
are
not
publicly
traded
on
a
stock
exchange or securities market of adequate liquidity
(as aforesaid), the Fair Market Value
of such securities, options, warrants
or other rights shall be
determined by an Independent
Adviser, on the
basis of
a commonly
accepted market
valuation method
and taking
account
of such factors as it considers appropriate, including the market price per
Ordinary Share,
the dividend
yield of
an Ordinary
Share, the
volatility of
such
market price,
prevailing
interest rates and the terms of such securities, options,
warrants or other rights, including
as to the expiry date and exercise price (if any) thereof.
Any
amounts
determined
pursuant
to
the
above
shall
be
translated
into
the
Relevant
Currency (if expressed in
a currency other than
the Relevant Currency) at
the Prevailing
Rate on the Relevant Valuation Date. In addition, in the case of clause (a) above, the Fair
Market Value
shall be
determined on
a gross
basis and
disregarding any withholding
or
deduction
required
to
be
made
on
account
of
tax,
and
disregarding
any
associated
tax
credit.
"
Final Cancellation
Date
" means
the date
specified in
the Trigger
Event Notice
or a
Viability
Event Notice,
as applicable,
as being
the date
on which
any Notes
in relation
to which
no valid
Settlement Shares Settlement Notice has been received by the Settlement Share Depository (or its designated agent(s)) on
or before the
Settlement Notice Cut-off
Date shall be
cancelled, which date
is expected to be no more than 12 Business Days following the Settlement Notice Cut-off Date.
" FINMA
" means
the Swiss
Financial Market
Supervisory Authority
FINMA and
any successor
thereto.
" First Call Date " means 8 January 2031.

" First Reset Date " means 8 July 2031.
"
Fiscal
Agency
Agreement
"
means
the
Tier
1
Capital
Fiscal
Agency
Agreement
dated
as
of
10 February 2021,
among the
Issuer,
the Fiscal
Agent, the
Registrar,
the Calculation
Agent, the
Swiss
Paying
Agent
and
the
other
Agents
from
time
to
time
party
thereto,
as
amended
by
Amendment No. 1
thereto dated
as of
2 January 2025,
and by
the Fiscal Agent
Termination
and
Replacement
Agreement
dated
as
of
3 December
2025,
and
as
may
be
further
amended,
supplemented or otherwise modified from time to time.
" Fiscal Agent
" means The Bank
of New York Mellon, in its capacity as fiscal
agent for the Notes,
and includes any
successor fiscal agent
for the Notes appointed
in accordance with
the terms of the
Fiscal Agency Agreement.
" Fixed Interest Rate " means 6.625 per cent. per annum.
" Former Residence
" has the
meaning assigned to
such term in
subclause (a)(v) of Condition 15
( Issuer Substitution ).
"
Global
Certificate
"
means
a
Regulation
S
Global
Certificate
and/or
Rule
144A
Global
Certificate, as the case may be.
"
Going-Concern
LR
Requirement
"
means
a
requirement
under
National
Regulations
for
systemically
relevant
banks
(
systemrelevante
Banken
)
to
hold
a
minimum
amount
of
going-
concern capital
(
Eigenmittel zur
ordentlichen
Weiterführung
der Bank
), which
amount is
set by
reference to the leverage ratio ( Höchstverschuldungsquote ) of such bank.
"
Going-Concern
RWA
Requirement
"
means
a
requirement
under
National
Regulations
for
systemically
relevant
banks
(
systemrelevante
Banken
)
to
hold
a
minimum
amount
of
going-
concern capital
(
Eigenmittel zur
ordentlichen
Weiterführung
der Bank
), which
amount is
set by
reference to the risk weighted assets ( risikogewichtete Positionen ) of such bank.
" Governmental Entity
" has the
meaning assigned to
such term in
subclause (iv) of Condition
8(e)
( Conversion – Qualifying Relevant Event ).
" Group
" means,
at any
time, the
Group Holding Company
and all
its subsidiaries
and other
entities
that are included in the Group Holding Company's consolidated capital adequacy reports prepared
pursuant to National Regulations.
" Group Holding Company
" means, at any time,
the top Swiss holding company
at such time of
the financial
group to
which UBS
Group AG
belongs for
purposes of
preparing consolidated
capital
adequacy
reports
pursuant
to
National
Regulations.
As
at
the
Issue
Date,
the
Group
Holding
Company is UBS Group AG.
" Higher-Trigger Amount
" means,
as of
any Publication
Date, the
sum of
(i) the maximum
portion
of
the
aggregate
principal
amount,
in
the
Presentation
Currency
of
the
Quarterly
Financial
Accounts or Reviewed Interim Measurement, as the case may be, to which such Publication Date
relates, of all Higher-Trigger Contingent
Capital, if any, outstanding on the
relevant Balance Sheet
Date that
could be
converted into
equity and/or
fully or
partially written
down, or
otherwise operate
to increase the CET1 Capital,
if a Higher-Trigger
Write-down/Conversion Notice were
delivered
in
accordance
with
the
terms
thereof,
and
(ii) the
maximum
portion
of
the
aggregate
principal
amount, in
the Presentation
Currency of
the Quarterly
Financial Accounts
or Reviewed
Interim
Measurement, as
the case
may be,
to which
such Publication
Date relates,
of all
Higher-Trigger
Contingent
Capital,
if
any,
issued
after
the
relevant
Balance
Sheet
Date,
but
prior
to
such
Publication Date,
that
could be
converted
into
equity
and/or fully
or
partially
written
down,
or
otherwise
operate
to
increase
the
CET1 Capital,
if
a
Higher-Trigger
Write-down/Conversion
Notice were delivered in accordance
with the terms thereof, in
the case of each
of clauses (i) and
(ii), as determined by
UBS Group AG. For
purposes of clause (ii) of
this definition and, in
the case
of an Extraordinary Publication Date,
clause (i) of this definition, the
aggregate principal amount
of any
Higher-Trigger
Contingent Capital
that is
not denominated
in the
Presentation Currency
will be converted into the Presentation Currency at the applicable prevailing exchange rate on the last Business Day
preceding the relevant
Publication Date, as
determined by UBS
Group AG. In
the case of an
Ordinary Publication Date,
for purposes of clause
(i) of this definition,
the aggregate

principal
amount
of
any
Higher-Trigger
Contingent
Capital
that
is
not
denominated
in
the
Presentation Currency will be
converted into the Presentation
Currency at the applicable
exchange
rate used for such purposes in the relevant Quarterly Financial Accounts.
"
Higher-Trigger
Contingent Capital
" means
any instrument issued
by,
or any
other obligation
of, any member
of the Group
that (i) is
issued or
owed to
holders that are
not members
of the Group
and (ii) is required pursuant
to its terms to be
converted into equity and/or
fully or partially written
down, or otherwise
operating to increase
the CET1 Capital, when
the CET1 Ratio (or
equivalent
capital measure of the
Group described in the
terms and conditions thereof)
falls below a threshold
that is
higher than
the Threshold
Ratio (with
respect to
the relevant
Higher-Trigger
Contingent
Capital, its "
Higher-Trigger
Threshold Ratio
").
" Higher-Trigger Threshold Ratio
" has the meaning
assigned to such term
in the definition of
the
term "Higher-Trigger Contingent Capital".
"
Higher-Trigger
Write-down/Conversion Date
" has
the meaning
assigned to
such term
in the
definition of the term "Higher-Trigger Write-down/Conversion Notice".
"
Higher-Trigger
Write-down/Conversion
Notice
"
means
a
notice
delivered
pursuant
to
the
terms
of
any
Higher-Trigger
Contingent
Capital
that
notifies
the
holders
thereof
that
the
CET1 Ratio
(or
similar
measure
or
other
event
described
in
the
terms
and
conditions
of
such
Higher-Trigger
Contingent
Capital)
has
fallen
below
its
Higher-Trigger
Threshold
Ratio
and,
consequently,
that such
Higher-Trigger
Contingent Capital
will be
converted into
equity and/or
fully or partially
written down, or
otherwise operate to
increase the CET1 Capital,
as applicable,
as of a particular date (such
date, the "
Higher-Trigger Write-down/Conversion Date "). For the
avoidance of doubt, if the terms and conditions of such Higher-Trigger Contingent Capital permit
FINMA to waive the
conversion into equity
and/or write-down of such
Higher-Trigger Contingent
Capital notwithstanding the fact that the CET1 Ratio (or similar measure or other event described in the
terms and
conditions of
such Higher-Trigger Contingent
Capital) has
fallen below
its Higher-
Trigger
Threshold
Ratio,
the
non-issuance
of
such
a
waiver
by
FINMA
between
the
relevant
Publication Date and the Trigger Event Notice Date
will be deemed equivalent to the
delivery of a
Higher-Trigger
Write-down/Conversion
Notice
for
purposes
of
subclause (ii)
of
Condition 7(b)
(
Trigger Event and Viability
Event – Trigger Event Notice
).
" Holder " means, with respect to any Note, the Person in whose name the Certificate representing such
Note
is
registered
in
the
Register.
For
the
avoidance
of
doubt,
with
respect
to
Notes
represented
by
a
Global
Certificate,
no
Indirect
Holder
or
other
Person
will
be
a
Holder
for
purposes
of
these
Terms
and
Conditions
or
such
Notes
or
have
any
rights,
or
be
owed
any
obligations by the Issuer, under such Notes.
" IBA
"
means ICE
Benchmark Administration®
Limited (or
any
successor
administrator of
the
USD SOFR ICE Swap Rate® (or any successor label)).
" Independent Adviser
" means
an independent
financial institution
of international
repute or
an
independent adviser of recognised
standing and expertise, in
either case, appointed by
the Issuer at
its own
expense to
make any
determination that
is required
to be
made, or
may be
made, by
an
Independent Adviser under these Terms and Conditions.
"
Independent Adviser Determination
Cut-off Date
" has the
meaning assigned to
such term in
subclause (i) of Condition 5(c) ( Interest – Benchmark replacement ).
" Indirect Holder
" means, with
respect to any
Note represented
by a Global
Certificate, any Person
(other than the
Holder) that owns
a beneficial interest
in such Notes
through a bank,
broker or other
financial institution that (i) participates in the book-entry system of DTC, Euroclear, Clearstream,
Luxembourg and/or any other
clearing system (each,
a "
Relevant Clearing System "), or (ii) holds
an interest in
such Note through
a participant in
the book-entry system
of any Relevant
Clearing
System. No Indirect Holder will
have any rights, or be
owed any obligations by the
Issuer, under
the Notes.
"
Interest Payment
Date
" has
the meaning
assigned to
such term
in subclause (ii)
of Condition 5(a)
( Interest – Interest Payment Dates ).

" Interest Period
" means each period beginning on
(and including) an Interest Payment Date
(or,
in the
case of
the first
Interest Period,
the Issue
Date) and
ending on
(but excluding)
the next
Interest
Payment Date.
" Interest Rate " means the Fixed Interest Rate and/or Reset Interest Rate, as the case may be.
" Issue Date " means 8 January 2026.
" Issuer " means UBS Group AG in its capacity as issuer of the Notes.
" Junior Obligations
" means (i) all classes of share
capital and participation securities (if any)
of
the Issuer
and (ii) all other
obligations of the
Issuer that rank,
or are
expressed to rank,
junior to
claims in respect of the Notes and/or any Parity Obligation.
" Margin " means 3.240 per cent. per annum.
" Mid Market Swap Rate " means, in relation to any Reset Interest Period:
(a)
the USD SOFR ICE Swap Rate on
the Reset Determination Date in relation
to such Reset
Interest Period as it appears on the MMSR Page on such Reset Determination Date; or
(b)
if such
USD SOFR
ICE Swap
Rate does
not appear
on the
MMSR Page
on such
Reset
Determination
Date,
the
Reset
Reference
Bank
Rate
in
relation
to
such
Reset
Interest
Period.
"
Mid
Market
Swap
Rate
Quotation
"
means,
in
relation
to
any
Reset
Interest
Period,
the
arithmetic mean of the bid and offered rates
for the annual fixed leg (calculated on an Actual/360
day count basis) of a fixed-for-floating USD interest rate swap transaction that:
(a)
has
a
term
of
five
years
commencing
on
the
Reset
Date
on
which
such
Reset
Interest
Period commences; and
(b)
is in an amount that is representative for a
single transaction in the relevant market at the
relevant time with an acknowledged dealer of good credit in the swap market; and
(c)
has a floating leg based
on SOFR compounded in arrear for
12 months (calculated on an
Actual/360 day count basis).
" MMSR Page
" means Bloomberg
page USISSO05 Index
(or (i) such other
page as may
replace
that page on Bloomberg (or
on any successor to
Bloomberg), or (ii) if there is
no such replacement
page on Bloomberg
(or on any
successor to Bloomberg),
such other
page on
such other information
service, in
the case
of
each of
clauses (i)
and (ii),
on which
the USD
SOFR ICE
Swap Rate
is
displayed and as selected by the Issuer after consultation with the Calculation Agent).
" National Regulations
" means, at
any time, (i) the
Swiss national banking
and capital adequacy
laws,
and
(ii) the
capital
adequacy
regulations
promulgated
by
the
Swiss
Federal
Council
( Bundesrat
) or
FINMA and
the interpretation
thereof by
FINMA or
any other
competent Swiss
authority, in the case of each of clauses (i) and (ii), directly applicable to UBS Group AG (and/or, if different, the Group Holding Company) and/or the Group at such time.
"
New
Conversion
Condition
"
has
the
meaning
assigned
to
such
term
in
subclause (iv)
of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
New
Conversion
Condition
Effective
Date
"
has
the
meaning
assigned
to
such
term
in
subclause (iv) of Condition 8(e) ( Conversion – Qualifying Relevant Event ).
" New Conversion Price
" has the
meaning assigned to
such term in
subclause (iv) of Condition
8(e)
( Conversion – Qualifying Relevant Event ).
"
New
Residence
"
has
the
meaning
assigned
to
such
term
in
subclause (a)(v)
of
Condition 15
( Issuer Substitution ).

" New York Business Day
" means a
day (other than
a Saturday or
a Sunday) on
which commercial
banks and foreign exchange markets settle payments generally in New York City.
" Newco " has the meaning assigned to such term in the definition of the term "Reorganisation".
"
Non-Qualifying Relevant
Event
" has
the meaning
assigned to
such
term
in
subclause (iv) of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
" Notes
" means
the USD 1,500,000,000 6.625 per
cent. Tier 1
Capital Notes
issued by
the Issuer
on the Issue Date.
" OECD " means the Organisation for Economic Co-operation and Development.
" Offer Settlement Period
" has the
meaning given to
it in Condition
8(h) (
Conversion –
Procedure
for delivery in respect of a Conversion ).
" Ordinary Publication Date
" means each Business Day on
which Quarterly Financial Accounts
are published.
" Ordinary Shares
" means the registered
ordinary shares of UBS
Group AG, which as
of the Issue
Date have a par value
of USD 0.10 each. The Ordinary
Shares deliverable on Conversion will
be
newly issued from the capital range
(
Kapitalband ), conditional capital ( bedingtes Kapital ) and/or
Conversion
Capital
of
UBS
Group
AG,
and
rank
pari
passu
with
all
other
registered
ordinary
shares of
UBS Group
AG for
any and
all distributions
payable on
them on
or after
the relevant
Share Creation Date.
" Ordinary Trigger Event Notice Date
" has the meaning
assigned to such term
in subclause (i) of
Condition 7(b) (
Trigger Event and Viability Event –
Trigger Event Notice
).
"
Other Tier 1 Contingent
Convertible Capital Note
" means any capital
instrument (other than
the Notes) that:
(a)
is
eligible in
full to
be
(i) treated as
Additional
Tier 1
Capital and
(ii) counted towards
either the Going-Concern LR Requirement or the Going-Concern RWA
Requirement (or
both); and
(b)
subject to the terms and conditions thereof, is to be converted into Ordinary Shares when the CET1 Ratio
(or equivalent
capital measure
of the
Group described
in the
terms and
conditions thereof) falls below a certain threshold and/or a Viability
Event (or equivalent
event described in the terms and conditions thereof) occurs.
"
Parity
Obligations
"
means
(i) all
obligations
of
the
Issuer
in
respect
of
Tier 1
Instruments
(excluding any such obligations
that rank, or are
expressed to rank, junior
to claims in
respect of
the Notes),
and (ii) any
other securities
or obligations
(including, without
limitation, any
guarantee,
credit support agreement or similar
undertaking) of the Issuer that
rank, or are expressed to
rank,
pari passu with claims in respect of the Notes and/or any Parity Obligation.
"
Paying
Agent
"
has
the
meaning
assigned
to
such
term
in
subclause (c)(i)
of
Condition 9
( Payments; Agents ).
" Payment Business Day " means a day (other than a Saturday or a Sunday) on which commercial banks and foreign exchange markets settle
payments and are open for general business
(including,
without limitation, dealing in foreign exchange and foreign currency deposits) in New York
City.
" Permitted Transactions " means:
(a)
repurchases, redemptions or other acquisitions of any
Ordinary Shares in connection with
(x) any employment contract, benefit plan or similar
arrangement with, or for the benefit
of, any
employees, officers,
directors or
consultants of
any member
of the
Group, (y) a
dividend
reinvestment
or
shareholder
share
purchase
plan
or
(z) the
issuance
of
any
Ordinary
Shares
(or
securities
convertible
into,
or
exercisable
for,
Ordinary
Shares)
as
consideration for an acquisition consummated by any member of the Group;

(b)
market-making in Ordinary Shares as part
of the securities business of any member
of the
Group;
(c)
purchases
of
fractional
interests
in
any
Ordinary
Shares
pursuant
to
the
conversion
or
exchange provisions
of (x) such
Ordinary Shares
or (y) any
security convertible
into, or
exercisable for, Ordinary Shares;
(d)
redemptions or repurchases of Ordinary Shares pursuant to any shareholders' rights plan;
and
(e)
distributions in
cash or
in kind
on, or
repurchases, redemptions or
other acquisitions
of,
any Ordinary Shares
as a part
of any solvent
reorganisation, reconstruction, amalgamation
or merger of
any member of the
Group, so long as
such member (or the
successor entity
resulting from such reorganisation, reconstruction, amalgamation or merger) continues to be a member of the Group.
" Person
" means
any individual,
corporation, bank,
partnership, joint
venture, association,
joint-
stock company, limited liability
company, trust, unincorporated organisation
or government or
any
agency or political subdivision thereof.
"
Presentation
Currency
"
means
(i) with
respect
to
any
Quarterly
Financial
Accounts,
the
presentation currency of such
Quarterly Financial Accounts, and
(ii) with respect to any Reviewed
Interim Measurement, the Presentation Currency of the Quarterly Financial
Accounts that will be
prepared for the relevant financial
quarterly or annual period
in which the relevant Extraordinary
Publication Date falls.
"
Prevailing
Rate
"
means,
in
respect
of
any
currencies
on
any
day,
the
spot
rate
of
exchange
between the
relevant currencies
prevailing as
at or
about 12
noon (New
York
City time)
on that
date as appearing on or derived
from the Relevant Page or,
if such a rate cannot be
determined at
such time,
the rate
prevailing as
at or
about 12
noon (New
York
City time)
on the
immediately
preceding day on which such rate
can be so determined or, if such rate
cannot be so determined by
reference to
the Relevant
Page, the
rate determined
in such
other manner
as an
Independent Adviser
determines to be appropriate.
"
Protective
Measures
"
has
the
meaning
assigned
to
such
term
in
the
definition
of
the
term
"Bankruptcy Event".
" Public Sector
" means
the government
of, or
a governmental
agency or
the central
bank in,
the
country of incorporation of the Group Holding Company.
" Publication Date " means an Ordinary Publication Date or an Extraordinary Publication Date, as
the case may be.
"
Qualifying
Relevant
Event
"
has
the
meaning
assigned
to
such
term
in
subclause (iv)
of
Condition 8(e) ( Conversion – Qualifying Relevant Event ).
"
Quarterly
Financial
Accounts
"
means
(i) the
financial
statements
of
the
Group
(including,
without
limitation,
the
notes
thereto)
in
respect
of
a
financial
quarter
published
by
the
Group
Holding Company, which have been reviewed by the Auditor in accordance with the International
Standards on Auditing; provided, however
, that, if the financial statements of the Group in
respect
of
the last
quarter of
any year
are not
so reviewed,
the term
"Quarterly Financial
Accounts" in
respect of such quarter will mean instead the annual financial statements of the Group (including, without
limitation,
the
notes
thereto)
in
respect
of
such
year,
which
have
been
audited
by
the
Auditor in accordance
with the International
Standards on Auditing
and are published
in the annual
report of the
Group Holding Company
for such year,
or (ii) in
the event that
the Group does
not
publish
quarterly
financial
statements
as
described
in
clause (i)
of
this
definition,
the
financial
disclosures published by
the Group pursuant
to and in
compliance with the
Swiss Ordinance on
the
Disclosure Obligations of Banks and Securities Firms of 6 March 2024, as may be amended from time to time, or pursuant to and
in compliance with any successor circular
or regulation applicable
to the
Group Holding
Company,
provided
that such
financial disclosures
are published
for each
financial quarter and the interim earnings included in such disclosures have been reviewed by the
Auditor in accordance with International Standards on Auditing.

" QIB
"
has
the
meaning
assigned
to
such
term
in
subclause (i)
of
Condition 2(b)
(
Amount,
Denomination and Form – Global Certificates ).
"
Recognised Stock
Exchange
" means an
EEA Regulated
Market, a regulated,
regularly operating,
recognised stock exchange in Switzerland
or any other regulated, regularly
operating, recognised
stock exchange or securities market in an OECD member state.
" Record Date
" means,
with respect
to any
Scheduled Due
Date, the
last Relevant
Banking Day
immediately preceding such Scheduled Due Date.
"
Redemption
Date
"
has
the
meaning
assigned
to
such
term
in
subclause (i)
of
Condition 6(e)
( Redemption and Purchase – Conditions for redemption ).
" Redemption Notice
" has
the meaning
assigned to
such term
in subclause (i)
of Condition 6(e)
( Redemption and Purchase – Conditions for redemption ).
" Reference Period
" has the meaning assigned to
such term in the definition of
the term "Current
Market Price".
" Register
" means the register
that the Issuer will
procure to be kept by
the Registrar in accordance
with the provisions of the Fiscal Agency Agreement.
" Registrar
" means The Bank of
New York
Mellon, in its capacity
as registrar for the
Notes, and
includes
any
successor
registrar
for
the
Notes
appointed
in
accordance with
the
Fiscal
Agency
Agreement.
"
Regulation
S
Global
Certificate
"
has
the
meaning
assigned
to
such
term
in
subclause (i)
of
Condition 2(b) ( Amount, Denomination and Form – Global Certificates ).
" Regulatory Event
" has
the meaning
assigned to
such term
in
subclause (ii) of
Condition 6(d)
( Redemption and Purchase – Redemption due to a Regulatory Event ).
" Relevant Accounts
" means, in respect
of any Interest Payment
Date, the most recently published
audited unconsolidated
annual financial
statements of
UBS Group
AG prepared
in accordance
with
the Swiss Code.
" Relevant Banking Day " means a day other than a Saturday or Sunday, on which banks are open for business in the place of the Specified Office of the Registrar and the Fiscal Agent.
" Relevant Clearing System
" has the meaning assigned to
such term in the definition of
the term
"Indirect Holder".
" Relevant Currency
" means
USD or,
if at
the relevant
time or
for the
purposes of
the relevant
calculation or
determination there
is a
Relevant Stock
Exchange but
the New
York Stock Exchange
is not
the Relevant Stock
Exchange (or is
the Relevant Stock
Exchange but
the Ordinary Shares
are not quoted or dealt in
thereon in USD), the currency in which
the Ordinary Shares are quoted
or dealt in on the Relevant Stock Exchange at such time.
" Relevant Date
" means,
with respect
to any
payment, (i) the
date on
which such
payment first
becomes due under the Notes (the " Scheduled Due Date "), or (ii) if the full amount of the money payable on
the Scheduled
Due Date
has not
been received
by the
Fiscal Agent
on or
before the
Scheduled Due Date,
the date on
which the full
amount of the
money due on
the Scheduled Due
Date has been received by the Fiscal Agent.
"
Relevant
Event
"
has
the
meaning
assigned
to
such
term
in
subclause (iv)
of
Condition 8(e)
( Conversion – Qualifying Relevant Event ).
" Relevant Page
" means
the page
on Bloomberg
or such
other information
service provider
that
displays the relevant information.
"
Relevant
Shares
"
has
the
meaning
assigned
to
such
term
in
subclause (iv)
of
Condition 8(e)
( Conversion – Qualifying Relevant Event ).

" Relevant Stock Exchange
" means the New York
Stock Exchange or,
if at the relevant
time the
Ordinary
Shares
are
not
listed
and
admitted
to
trading
on
the
New
York
Stock
Exchange,
the
principal
stock
exchange
or
securities
market
on
which
the
Ordinary
Shares
are
then
listed,
admitted to trading or quoted or accepted for dealing (if any).
" Relevant Time
" means 11:00 a.m. (New York
City time).
" Reorganisation
" means proceedings that effect
the interposition of a
corporation or other limited
liability company (" Newco
") between the
Shareholders immediately
prior to such
proceedings (the
" Existing Shareholders ") and UBS Group AG, provided
that (i) only ordinary shares or
units or
equivalent of Newco or depositary or other receipts or certificates representing ordinary shares or units or equivalent
of Newco are
issued to
Existing Shareholders,
(ii) immediately after
completion
of such proceedings the only holders of ordinary shares,
units or equivalent of Newco or the only
holders
of
depositary
or
other
receipts
or
certificates
representing
ordinary
shares
or
units
or
equivalent of
Newco, as
the case
may be,
are Existing
Shareholders holding
in the
same proportions
as immediately prior
to completion of
such proceedings, (iii) immediately
after completion of
such
proceedings,
Newco
is
(or
one
or
more
wholly-owned
subsidiaries
of
Newco
are)
the
only
shareholder of UBS Group AG, (iv) all subsidiaries of UBS Group AG immediately prior to such
proceedings (other than Newco, if Newco is then a subsidiary of UBS Group AG) are subsidiaries
of
UBS
Group
AG
(or
of
Newco)
immediately
after
completion
of
such
proceedings,
and
(v)
immediately after completion of such proceedings, UBS Group AG (or
Newco) holds, directly or
indirectly,
the
same
percentage
of
the
ordinary
share
capital
and
equity
share
capital
of
those
subsidiaries as was held by UBS Group AG immediately prior to such proceedings.
" Reset Date
" means
the First
Reset Date
and each
day that
falls on
the fifth
anniversary of
the
immediately preceding Reset Date.
" Reset Determination Date
" means, in
relation to any
Reset Interest Period, the
day falling two
Business Days prior to the Reset Date on which such Reset Interest Period commences.
"
Reset
Interest
Amount
"
has
the
meaning assigned
to
such
term
in
Condition 5(b)
(
Interest
–
Determination of the
Mid Market Swap
Rate, the Reset
Interest Rate and the
Reset Interest Amount
in relation to each Reset Interest Period ).
"
Reset Interest
Period
" means
each period
from (and
including) any
Reset Date
and ending
on
(but excluding) the next Reset Date.
" Reset Interest Rate
" means, in relation to any
Reset Interest Period, the sum of
the Margin and
the Mid Market Swap Rate in relation to such Reset Interest Period.
" Reset Reference Bank Rate " means, in relation to any Reset Interest Period, the percentage rate
(rounded,
if
necessary,
to
the
fifth
decimal
place,
with
0.000005
being
rounded
upwards)
determined by the Calculation Agent as follows:
(a)
the
Calculation
Agent
will
request
each
Reset
Reference
Bank
to
provide
it
with
such
Reset Reference
Bank's Mid
Market Swap
Rate Quotation
in relation
to such
Reset Interest
Period as at the Relevant Time on the Reset Determination Date in relation to such Reset
Interest Period; and
(b)
if at least three such
Mid Market Swap Rate
Quotations are provided, the
Reset Reference
Bank Rate will
be the arithmetic
mean of the
Mid Market Swap
Rate Quotations provided,
eliminating the highest Mid
Market Swap Rate Quotation
(or, in the event of
equality, one
of
the
highest)
and
the
lowest
Mid
Market
Swap
Rate
Quotation
(or,
in
the
event
of
equality, one of the lowest); or
(c)
if only
two such
Mid Market
Swap Rate
Quotations are
provided, the
Reset Reference
Bank Rate will
be the arithmetic
mean of the
Mid Market Swap
Rate Quotations provided;
or
(d)
if only one such Mid Market Swap Rate
Quotation is provided, the Reset Reference Bank
Rate will be the Mid Market Swap Rate Quotation provided; or

(e)
if no such
Mid Market
Swap Rate
Quotations are
provided, the
Reset Reference
Bank Rate
will be (i) if
such Reset Determination
Date is in
relation to
any Reset Interest
Period other
than the Reset Interest Period commencing on
the First Reset Date, the Mid Market Swap
Rate in
respect of
the immediately
preceding Reset
Interest Period,
or (ii) if
such Reset
Determination Date
is in
relation to
the Reset
Interest Period
commencing on
the First
Reset Date, 3.385 per cent. per annum.
" Reset Reference Banks " means five major banks in the swap, money, securities or other market most closely connected
with the Mid
Market Swap
Rate, as selected
by the Issuer
after consultation
with the Calculation Agent.
" Restructuring Proceedings " has the meaning assigned to such term in the definition of the term
"Bankruptcy Event".
"
Reviewed
Interim
Measurement
"
means
an
interim
measurement
of
the
CET1 Ratio,
with
respect
to
which
the
Auditor
has
performed
procedures
in
accordance
with
the
International
Standard on
Related Services
(and relevant
Swiss standards
and practices)
applicable to
agreed-
upon procedures engagements.
" Rule 144A
" has the
meaning assigned to
such term in
subclause (i) of Condition 2(b)
(
Amount,
Denomination and Form – Global Certificates ).
"
Rule
144A
Global
Certificate
"
has
the
meaning
assigned
to
such
term
in
subclause (i)
of
Condition 2(b) ( Amount, Denomination and Form – Global Certificates ).
"
Scheduled
Due
Date
"
has
the
meaning
assigned
to
such
term
in
the
definition
of
the
term
"Relevant Date".
" Securities " means any shares in the capital of UBS Group AG, or any options, warrants or other rights to subscribe for
or purchase or acquire
shares in the capital
of UBS Group AG,
excluding all
Other Tier 1 Contingent Convertible Capital Notes (and each a " Security ").
"
Senior
Obligations
"
means
all
obligations
of
the
Issuer
that
are
unsubordinated
or
that
are
subordinated and do not constitute either Junior Obligations or Parity Obligations.
" Settlement Agency Agreement " means the Settlement Agency Agreement dated as of the Issue
Date,
between
the
Issuer
and
the
Settlement
Agent,
as
amended,
supplemented
or
otherwise
modified from time to time.
" Settlement Agent
" means UBS
AG, in its
capacity as settlement
agent for the
Notes, and includes
any
successor
settlement
agent
for
the
Notes
appointed
in
accordance
with
these
Terms
and
Conditions.
" Settlement Date " means:
(a)
with respect to any Note in relation to which a valid Settlement Shares Settlement Notice is received by
the Settlement Share
Depository (or any
of its agents
designated for such
purpose in the Trigger Event Notice
or Viability Event Notice, as applicable) on or
before
the Settlement Notice Cut-off Date,
(i)
if the Trigger Event Notice specified that the Issuer will not appoint a Settlement
Shares Offer
Agent to conduct
a Settlement Shares
Offer or
if the Issuer
gave a
Viability Event Notice, the date that
is two Business Days
after the date on
which
the
relevant
Settlement
Shares
Settlement
Notice
has
been
so
received
by
the
Settlement Share Depository (or such agent); or
(ii)
if
the
Trigger
Event
Notice
specified
that
the
Issuer
will
appoint
a
Settlement
Shares
Offer
Agent
to
conduct
a
Settlement
Shares
Offer,
the
date
that
is
two
Business Days after the later
of (x) the date on which
the Offer Settlement Period
expires or is terminated and (y) the date on which the relevant Settlement Shares
Settlement Notice
has been
so received
by the
Settlement Share
Depository (or
such agent); and

(b)
with respect to any Note in relation to which a valid Settlement Shares Settlement Notice is not
received by
the Settlement
Share Depository
(or any
of its
agents designated
for
such purpose in the
Trigger Event Notice
or Viability
Event Notice, as applicable)
on or
before
the
Settlement
Notice
Cut-off
Date,
the
date
on
which
the
Settlement
Share
Depository delivers the relevant
Ordinary Shares and/or cash
proceeds of the Settlement
Shares
Offer,
as
applicable,
to
which
the
Holder
of
such
Note
is
entitled
pursuant
to
Condition 8 ( Conversion ) to such Holder.
"
Settlement Notice Cut-off
Date
" means the
date specified as
such in the
Trigger Event
Notice
or Viability
Event Notice, as applicable,
which date shall be
at least 20
Business Days following
the applicable Suspension Date.
"
Settlement
Share
Depository
"
means
a
reputable
independent
financial
institution,
clearing
institution, trust
company or
similar entity,
to be
appointed by
the Issuer
on or
prior to
any date
when
a
function
ascribed to
the
Settlement Share
Depository in
these
Terms
and
Conditions is
required to be
performed to perform
such functions, who
will hold Ordinary
Shares in a
designated
trust account for
the benefit of
the Holders and
otherwise on terms
consistent with these
Terms and
Conditions.
" Settlement Shares Offer
" has
the meaning
given to it
in Condition 8(h)
(
Conversion –
Procedure
for delivery in respect of a Conversion ).
"
Settlement Shares
Offer Agent
" has
the meaning
given to
it in
Condition 8(h) (
Conversion –
Procedure for delivery in respect of a Conversion ).
" Settlement Shares Settlement Notice
" has the
meaning given to
it in Condition 8(j)
(
Conversion
– Delivery of Ordinary Shares and cash proceeds received
from a Settlement Shares Offer
).
"
Share
Creation
Date
"
means,
in
relation
to
Ordinary
Shares
to
be
issued
and
delivered
on
Conversion, the date
falling after the relevant
Trigger Event Notice
or Viability
Event Notice, as
the case may be, and on or prior to the applicable
Conversion Date on which as a matter of Swiss
law the relevant Ordinary Shares are paid up.
" Shareholders " means the holders of Ordinary Shares.
" SOFR
" means
the daily Secured
Overnight Financing
Rate provided
by the Federal
Reserve Bank
of New York, as the administrator of such rate (or any successor administrator of such rate).
" Specified Office
" means (i)
in the case
of The Bank
of New
York Mellon, as Fiscal
Agent, Paying
Agent and Registrar,
500 Ross
Street, 12th Floor,
Pittsburgh, PA 15262, USA,
Attn: Janelle
Poland
/
Yolanda
Ash,
(ii) in
the
case
of
UBS
AG,
as
Swiss
Paying
Agent,
Calculation
Agent
and
Settlement
Agent,
Bahnhofstrasse
45,
8001
Zurich,
Switzerland,
(iii) in
the
case
of
any
other
Agent,
such
office
as
is
notified
by
the
Issuer
to
the
Holders
in
accordance
with
Condition 14
( Notices
) as
soon as
practicable after
the appointment
of such
Agent, and
(iv) in the
case of
the
Settlement Share Depository, the office designated as such in the relevant
Trigger Event Notice or
Viability Event Notice, as the case may be, or,
in the case of each of clauses (i), (ii), (iii) and (iv),
such other office
as the relevant
Agent or Settlement
Share Depository may
designate from time
to
time
by
providing
notice
to
the
Issuer
and
the
Holders
in
accordance
with
Condition 14
( Notices ).
" Substitute Issuer
" has
the meaning assigned
to such
term in clause (a)
of Condition 15
(
Issuer
Substitution ).
"
Substitution
Documents
"
has
the
meaning
assigned
to
such
term
in
subclause (a)(iv)
of
Condition 15 ( Issuer Substitution ).
"
Substitution
or
Amendment
Effective
Date
"
has
the
meaning
assigned
to
such
term
in
subclause (b)(iii) of Condition 13 ( Meetings of Holders; Substitution and Amendment ).
" Suspension Date
" means
the date specified
in the
Trigger Event Notice
or Viability Event Notice,
as
applicable,
as
the
date
on
which
the
Depositary
is
expected
to
suspend
all
clearance
and
settlement of transactions in
the Notes in accordance
with its rules and
procedures, which date is

expected
to be,
if such
Trigger
Event Notice
specifies that
the
Issuer will
appoint
a Settlement
Shares
Offer
Agent
to
conduct
a
Settlement
Shares
Offer,
as
proximate
to
the
expiration
or
termination of the
Offer Settlement Period
as is reasonably
practicable in accordance
with the rules
and
procedures
of
the
Depositary;
provided , however
,
that,
for
purposes
of
Condition 8(j)
(
Conversion – Delivery of Ordinary Shares
and cash proceeds received
from a Settlement Shares
Offer
) only, if the date on which the Depositary
actually suspends such clearance
and settlement is
different
from
the
date
specified
in
the
Trigger
Event
Notice
or
Viability
Event
Notice,
as
applicable, then "Suspension Date" will mean the date on which the Depositary actually suspends such clearance and settlement.
"
Swiss
Banking
Act
"
means
the
Swiss
Federal
Act
on
Banks
and
Savings
Institutions
of
8 November 1934, as amended and as may be further amended from time to time.
" Swiss Code
" means the Swiss Code
of Obligations of 30 March 1911, as amended
and as may be
further amended from time to time.
"
Swiss Paying
Agent
" has
the meaning
assigned to
such term
in subclause (c)(i)
of Condition 9
( Payments; Agents ).
"
Swiss
Resolution
Power
"
means
any
statutory
power
of
FINMA
that
it
may
exercise
during
Restructuring Proceedings
as set
forth in
article 28 et
seqq. of
the Swiss
Banking Act
or in
any
implementing ordinance or
successor Swiss law
or regulation or
analogous Swiss law
or regulation
applicable
to
bank
holding
companies
incorporated
under
the
laws
of
Switzerland
such
as
UBS Group AG,
including,
without
limitation,
the
power
to
(i) transfer
the
assets
of
the
entity
subject to
such Restructuring
Proceedings, or
portions thereof,
together with
such entity's
debt,
other liabilities
and contracts,
or portions
thereof, to
another entity,
(ii) stay (for
a maximum
of
two business days) the termination of, or the exercise of (w) rights to terminate, (x) netting rights,
(y) rights
to
enforce
or
dispose
of
certain
types
of
collateral
or
(z) rights
to
transfer
claims,
liabilities or
certain collateral
under,
contracts to
which the
entity subject
to such
Restructuring
Proceedings
is
a
party,
(iii) partially
or
fully
convert
the
debt
of
the
entity
subject
to
such
Restructuring Proceedings into equity,
and/or (iv) partially or fully write-down
the obligations of
the entity subject to such Restructuring Proceedings.
"
Tax
Event
"
has
the
meaning
assigned
to
such
term
in
subclause (ii)
of
Condition 6(c)
( Redemption and Purchase – Redemption due to a Tax Event ).
" Tax Jurisdiction " means Switzerland.
" Taxes " has the meaning assigned to such term in clause (a) of Condition 10 ( Taxation ).
" Threshold Ratio " means 7 per cent.
"
Tier
1 Capital
" means
Additional Tier
1 Capital
or any
item that
qualifies as
common equity
tier 1 capital pursuant to National Regulations.
"
Tier
1
Instruments
"
means
any
and
all
(i) securities
or
other
obligations
(other
than
Tier 1
Shares)
issued
by
UBS
Group
AG
or
(ii) shares,
securities,
participation
securities
or
other
obligations (other
than Tier
1 Shares)
issued by
a subsidiary
of UBS
Group AG
and having
the
benefit of a guarantee, credit
support agreement or similar
undertaking of UBS Group
AG, each of
which shares,
securities, participation
securities or
other obligations
described in
clauses (i) and
(ii) of this definition qualify,
or are issued in
respect of a security that
qualifies, as Tier 1
Capital
of the
Group and/or
UBS Group
AG (without
regard to
quantitative limits
on such
capital) on
a
consolidated ( Finanzgruppe ) or on an unconsolidated ( Einzelinstitut ) basis.
"
Tier 1
Shares
" means
all classes
of share
capital and
participation certificates
(if any)
of UBS
Group AG or any subsidiary of
UBS Group AG that qualify as
common equity tier 1 capital of
the
Group and/or UBS Group
AG under National Regulations
on a consolidated (
Finanzgruppe ) or on
an unconsolidated ( Einzelinstitut ) basis.
" Trigger Breach Determination Date " has the meaning assigned to such term in subclause (i) of
Condition 7(b) (
Trigger Event and Viability Event –
Trigger Event Notice
).

" Trigger CET1 Ratio " means, as of any Publication Date, (i) the sum of (x) the CET1 Capital as
of the relevant
Balance Sheet
Date and (y) the
Higher-Trigger Amount as of
such Publication
Date,
divided by (ii) the BIS Risk Weighted
Assets as of the relevant Balance
Sheet Date, expressed as
a percentage.
"
Trigger
Event
"
has
the
meaning
assigned
to
such
term
in
subclause (ii)
of
Condition 7(a)
(
Trigger Event and Viability
Event – Trigger Event
).
"
Trigger
Event
Conversion
Date
"
has
the
meaning
assigned
to
such
term
in
subclause (i)
of
Condition 7(b) (
Trigger Event and Viability Event –
Trigger Event Notice
).
" Trigger Event Notice " has the meaning assigned to such term in subclause (i) of Condition 7(b)
(
Trigger Event and Viability
Event – Trigger Event Notice
).
"
Trigger Event
Notice Date
" means an Ordinary Trigger
Event Notice Date or an Extraordinary
Trigger Event Notice Date, as the case may be.
" US " or " United States
" means the United
States of America (including
the States and the
District
of Columbia), its territories, its possessions and other areas subject to its jurisdiction.
" US Exchange Act
" means the US
Securities Exchange Act of 1934,
as amended and as
may be
further amended from time to time.
"
US Investment
Company Act
" means
the US
Investment Company
Act of
1940, as
amended
and as may be further amended from time to time.
"
US
Securities Act
"
means the
US
Securities Act
of
1933,
as
amended and
as
may
be
further
amended from time to time.
" US Transfer Agent
" means Computershare Trust Company,
N.A., in its capacity as US transfer
agent for
the Ordinary
Shares, and
includes any
successor US
transfer agent
for the
Ordinary Shares
that may be appointed by UBS Group AG from time to time.
" USD " means United States dollars.
"
USD SOFR
ICE Swap
Rate
" means,
on any
Reset Determination
Date, the
USD SOFR
ICE
Swap Rate® (or
any successor
label for such
rate applied
by IBA)
published by
IBA that represents
the
annual mid
rate
as of
the Relevant
Time
on
such Reset
Determination Date
for USD
swap
transactions with a term of five years and a floating leg based on SOFR compounded in arrear for
12 months.
"
Viability
Event
"
has
the
meaning
assigned
to
such
term
in
subclause (ii)
of
Condition 7(c)
(
Trigger Event and Viability
Event – Viability Event
).
"
Viability
Event Conversion
Date
"
has
the meaning
assigned to
such
term in
subclause (i) of
Condition 7(c) (
Trigger Event and Viability
Event – Viability Event
).
" Viability Event Notice
" has the meaning
assigned to such term
in subclause (i) of Condition 7(c)
(
Trigger Event and Viability
Event – Viability Event
).
"
Volume
Weighted Average
Price
" means, in respect of an
Ordinary Share or other Security on
any dealing day,
the order book
volume-weighted average price (rounded
to the same
number of
decimal places as the initial Conversion Price) of an Ordinary Share or such other Security, as the case may be, published on or by or derived from (i) in the
case of an Ordinary Share, the relevant
Bloomberg page,
or (ii) in
the case
of a
Security other
than Ordinary
Shares, the
principal stock
exchange or securities market
on which such Security
is then listed or
quoted or dealt in,
if any, or,
in the case of each of clauses (i) and (ii), such other source as an Independent Adviser determines to be appropriate, on such
dealing day,
provided
that if on any
such dealing day such price
is not
available or
cannot otherwise
be determined
as provided
above, the
Volume
Weighted
Average
Price of an
Ordinary Share or
such other Security,
as the case
may be, in
respect of such dealing
day shall be (i) the
Volume
Weighted
Average Price,
determined as provided above, on
the most

recently preceding dealing day
on which the same can
be so determined, or (ii) determined
in such
other manner as an Independent Adviser determines to be appropriate.
2.
AMOUNT, DENOMINATION
AND FORM
(a)
Amount and denomination
The initial
aggregate principal
amount of
the Notes
will be
USD 1,500,000,000. The
Notes
will
be
issued
to
Holders
in
minimum
denominations
of
USD 200,000
and
integral
multiples of USD 1,000 in excess thereof. The Notes may be held and transferred only in minimum denominations of USD 200,000 and integral multiples of USD 1,000 in excess
thereof.
(b)
Global Certificates
(i)
Notes that are initially sold
in the United States to
"qualified institutional buyers"
(each, a
"
QIB
") within
the meaning
of Rule
144A under
the US
Securities Act
(" Rule 144A
")
are
initially
represented
by
one
or
more
permanent
registered
global
certificates
(each,
a
"
Rule
144A
Global
Certificate
"),
without
interest
coupons, deposited with
the Fiscal Agent
as custodian for,
and registered in
the
name
of
Cede
&
Co.
as
nominee
for,
DTC.
Notes
that
are
initially
sold
in
an
"offshore transaction"
within the
meaning of
Regulation S
of the
US Securities
Act
are
initially
represented
by
one
or
more
permanent
registered
global
certificates
(each,
a
"
Regulation
S
Global
Certificate
"),
without
interest
coupons, deposited with
the Fiscal Agent
as custodian for,
and registered in
the
name of Cede & Co. as
nominee for, DTC,
provided
that upon such Regulation S
Global
Certificate's
deposit,
all
beneficial
interests
in
the
Notes
represented
thereby are maintained at or through Euroclear and/or Clearstream, Luxembourg until expiration of the Distribution
Compliance Period. The form of
Regulation S
Global Certificate and the form
of Rule 144A Global Certificate
are set out in the
Fiscal Agency Agreement, which will be
made available by the Registrar to
any
Holder or Indirect Holder upon written request.
(ii)
The aggregate
principal amount
of the
Notes represented
by each
of the
Global
Certificates may
from time
to time
be increased
or decreased
by adjustments
made
on
the
records
of
the
Registrar.
Each
Global
Certificate
shall
have
affixed
a
schedule
for
the
purpose
of
recording
adjustments
in
the
aggregate
principal
amount thereof; provided , however
, that,
in the
event of
a discrepancy
between
the principal
amounts recorded
on such
schedule and
the amounts
listed on
the
records
of
the
Registrar,
the
principal
amounts
listed
on
the
records
of
the
Registrar will control.
Any beneficial interest
of an Indirect
Holder in any
Note
represented by one of
the Global Certificates that
is transferred to a
Person who
takes
delivery
in
the
form
of
a
beneficial
interest
in
such
Note
represented by
another Global Certificate will, upon transfer,
cease to be a beneficial interest
in
such first Global Certificate and become
a beneficial interest in the other Global
Certificate and, accordingly,
will thereafter be subject to
all transfer restrictions,
if any, and other procedures
applicable to beneficial
interests in such
other Global
Certificate for as long as it retains such an interest.
(iii)
So long as
the Notes are
represented by one
or more Global
Certificates deposited
with, or with
a custodian for,
the Depositary,
the Holder of
a Global Certificate
may
grant
proxies
and
otherwise
authorise
any
Person,
including,
without
limitation, participants of a Relevant Clearing System and Persons that may hold interests through such
participants, to
take any action
that the Holder
is entitled
to
take
under
these
Terms
and
Conditions
or
the
Notes
(including,
without
limitation, delivery of a Settlement Shares Settlement
Notice following a Trigger
Event
or
a
Viability
Event
in
accordance
with
Condition 8(j)
(
Conversion
–
Delivery
of
Ordinary
Shares
and
cash
proceeds
received
from
a
Settlement
Shares Offer
)), and nothing in
these Terms and Conditions will prevent
the Issuer
or the
Agents or
the Settlement
Share Depository
(if any)
or any
of their
respective
agents from giving effect to
any such proxies or
other authorisations furnished by

the Holder of
a Global Certificate
for purposes of
this subclause (b)(iii).
Although
the Holders
are the
only Persons
entitled to
participate in,
and vote
at, any
meeting
of
Holders,
so
long
as
the
Notes
are
represented
by
one
or
more
Global
Certificates deposited with, or with a custodian
for, the Depositary, the Holder of
a
Global
Certificate
shall
(A) obtain
instructions
from
the
relevant
Indirect
Holders in respect of any meeting of
Holders, (B) vote at such meeting in respect
of
each
Note
represented
by
such
Global
Certificate
in
accordance
with
the
instructions
received
from
the
relevant
Indirect
Holder
and
(C) abstain
from
representing
any
Note
represented
by
such
Global
Certificate
at
a
meeting
of
Holders for
which
it has
not
received
an
instruction from
the relevant
Indirect
Holder.
Only
the
Notes
represented
by
such
Global
Certificate
for
which
the
Holder received
an instruction
by the
relevant Indirect
Holder to
take part
at a
meeting of Holders will be deemed to be present or represented at such meeting.
(c)
Definitive Certificates
(i)
Definitive
Notes
in
registered
form
(each,
a
"
Definitive
Certificate
")
shall
be
issued, and a Global
Certificate will be exchanged,
in whole, but not
in part, for
Definitive Certificates, if (and only if):
(A)
the Depositary
notifies the
Issuer that
it is
no longer
willing or
able to
discharge properly its responsibilities as depositary with respect to some
or
all
of
the
Global
Certificates,
or
ceases
to
be
a
"clearing
agency"
registered under the US Exchange Act; or
(B)
at any
time the
Depositary is
no longer
eligible to
act as
such, or
the Notes
cease for
any reason
to be
eligible for
clearing through
the Depositary,
and the Issuer is unable to locate a qualified successor within 90 days of receiving notice of such
ineligibility of the Depositary
or of the Notes,
as
the case may be, from or on behalf of the Depositary; or
(C)
issuance
of
the
Definitive
Certificates
is
required
by
Swiss
or
other
applicable
laws
or
regulations
in
connection
with
the
enforcement
of
rights under the Notes; or
(D)
the Issuer provides its consent.
(ii)
If a Global
Certificate is to
be exchanged for
Definitive Certificates pursuant
to
subclause (i) above, the
Issuer will procure
the prompt delivery
(free of charge)
of
Definitive
Certificates
to
the
Fiscal
Agent,
duly
executed
without
interest
coupons, registered in the
names of the
relevant Indirect Holders, addresses
and
denominations provided in
a written notice
to be given
by the Depositary
or the
Issuer to the Fiscal Agent (which
notice shall be given subject
to the Depositary's
procedures and
also specify
the taxpayer
identification number,
if any,
of each
Person
in whose
name
such Definitive
Certificates are
to be
registered). Upon
written
direction
of
the
Issuer,
the
Fiscal
Agent
will
deliver
such
Definitive
Certificates to the
Holders thereof no
later than five
Business Days after
receipt
by the
Fiscal Agent
of the
written notice
provided by
the Depositary
(or the
Issuer,
as applicable)
referred to
above (and
any other
necessary information
as the
Fiscal
Agent may
reasonably request
from the
Issuer at
such time).
The Fiscal
Agent
shall promptly
cancel and
deliver to
the Issuer
the surrendered
Global Certificates.
The form of Definitive Certificate that will
be issued in exchange for a beneficial
interest in a Note represented by a Rule 144A Global Certificate and the form of
Definitive Certificate that will be issued in exchange for a beneficial interest in a
Note represented
by a
Regulation S
Global Certificate
are set
out in
the Fiscal
Agency Agreement, which will be made available by the Registrar to any
Holder
or Indirect Holder upon written request.
(iii)
If
Definitive Certificates
have been
issued pursuant
to this
Condition 2(c), any
Definitive Certificate that is lost, stolen,
mutilated, defaced or destroyed may be
replaced, subject to applicable
laws and regulations, at
the Specified Office of
the

Fiscal
Agent
upon
payment
by
the
claimant
of
the
fees,
costs
and
expenses
incurred by the Fiscal
Agent and the Issuer
in connection therewith and on
such
terms as
to evidence,
security and
indemnity (which
may provide,
among other
things,
that
if
the
Definitive
Certificate
allegedly
or
actually
lost,
stole
or
destroyed is subsequently presented for payment there shall be paid to the Issuer on
demand
the
amount
payable
by
the
Issuer
in
respect
of
such
Definitive
Certificate
subsequently
presented)
as
the
Issuer
may
require.
Mutilated
or
defaced Definitive Certificates must
be surrendered before replacements
will be
issued.
3.
TRANSFER
(a)
General
(i)
Subject
to
clauses (b)
and
(c)
of
this
Condition 3,
title
to
Notes
will
pass
on
transfer by assignment
(
Zession
) and due
registration in the
Register. All transfers
of
Notes
and
entries
on
the
Register
will
be
made
subject
to
the
provisions
concerning transfers
of Notes
set forth
in the
Fiscal Agency
Agreement, which
will be
made available
by the
Registrar to
any Holder
or Indirect
Holder upon
written request.
(ii)
Transfers
of
Notes,
or
of
beneficial
interests
in
Notes
represented
by
Global
Certificates, may be made
only in accordance with the
legend set forth upon
the
face
of
the
applicable
Global
Certificate
or
Definitive
Certificate,
and
the
Registrar will
not be
required to
accept for
registration of
transfer any
Note or
beneficial interests in Notes except upon presentation of evidence satisfactory to
the Fiscal Agent and the Registrar that
such transfer is being made in compliance
with such legend.
(iii)
Transfers
of
Notes
and
the
issue
of
new
Global
Certificates
or
Definitive
Certificates, as the case may be, on transfer will be effected without charge by or on
behalf of
the
Issuer or
the Registrar,
but upon
payment of
any
tax or
other
governmental
charges
that
may
be
imposed
in
relation
to
the
transfer
(or
the
giving of such indemnity as the
Fiscal Agent or the Registrar may
require) by the
Holder.
(iv)
No Holder may require the transfer of a Note to be registered (x) if the Notes are to be redeemed
pursuant to Condition 6
(
Redemption and Purchase ), during the
period
of
15 days
ending on
(and
including) the
relevant Redemption
Date,
or
(y) during the
period of
15 days ending
on (and
including) the
Record Date
for
any Interest Payment Date.
(v)
No Person (including any Indirect Holder) other
than the Holder(s) will have any
rights, or
be owed
any obligations
by the
Issuer,
under the
Notes. Payments
of
principal, interest or
any other amount
in respect of
Notes will be
made only to
the Person shown on
the Register as the
registered holder of
such Note (i.e., the
Holder) at close of business on the relevant Record Date.
(b)
Transfer of Notes represented
by a Global Certificate
(i)
Global Certificates may be transferred only in whole, but not in part, and only to a Relevant Clearing System or any of their respective successors or nominees, in each case
located outside
of Switzerland,
except as
provided below.
Beneficial
interests of Indirect Holders
in Notes represented by
Global Certificates may be
transferred
only
in
accordance with
the rules
and
procedures of
such
Relevant
Clearing
System,
the
provisions
of
the
Fiscal
Agency
Agreement
and
this
Condition 3(b).
(ii)
A beneficial interest
in a Note
represented by a
Regulation S Global
Certificate
may
be
transferred
to
a
Person
who
takes
delivery
in
the
form
of
a
beneficial
interest
in
a
Note
represented
by
a
Rule
144A
Global
Certificate
during
the

Distribution Compliance Period,
only if such exchange
occurs in connection with
a
transfer
of
beneficial
interests
in
the
Notes
pursuant
to
Rule
144A
and
the
transferor first delivers to the Fiscal Agent
and the Registrar a written certificate
substantially in the form
of a certificate available
on request from the
Registrar to
the effect that
the beneficial
interests in
the Notes
are being
transferred to
a Person
who the transferor reasonably
believes is a QIB
within the meaning
of Rule 144A
under the US Securities
Act, purchasing the
beneficial interests in
the Notes for
its own account
or the account of
a QIB in a
transaction meeting the
requirements
of Rule 144A
and in accordance
with all applicable
securities laws of
the states
of the United States and other jurisdictions.
(iii)
A beneficial interest
in a Note
represented by a
Rule 144A Global
Certificate may
be transferred to a
Person who takes delivery in
the form of a
beneficial interest
in a
Note represented
by a
Regulation S
Global Certificate,
whether before
or after
the expiration of
the Distribution Compliance
Period, only
if the
transferor first
delivers to the Fiscal Agent and the Registrar
a written certificate substantially in
the form of a certificate available on
request from the Registrar to the effect
that
the
transfer
is
being
conducted
in
compliance
with
Rule
903
or
Rule
904
of
Regulation S under the US Securities Act.
(iv)
Until the termination of
the Distribution Compliance Period,
beneficial interests
in
any
Regulation
S
Global
Certificate
may
be
held
only
through
participants
acting for and on behalf of Euroclear and/or Clearstream, Luxembourg, provided that
this
subclause (iv)
shall
not
prohibit
any
transfer
in
accordance
with
subclause (ii) above.
(c)
Transfer of Notes represented
by a Definitive Certificate
(i)
If and
when Definitive Certificates
have been
issued pursuant to
Condition 2(c)
(
Amount, Denomination and Form
– Definitive Certificates
), one or more
Notes
may be transferred only in accordance with the legends set forth upon the face of the relevant Definitive
Certificate and only
upon the
surrender (at the
Specified
Office of
the Registrar)
of the
Definitive Certificate
representing such
Notes to
be
transferred,
together
with
the
form
of
transfer
attached
to
such
Definitive
Certificate
(or
another
form
of
transfer
substantially
in
the
same
form
and
containing the same
representations and certifications
(if any),
unless otherwise
agreed by the Issuer),
duly completed and executed
and any other evidence
as the
Fiscal
Agent
and
the
Registrar
may
reasonably
require.
A
new
Definitive
Certificate shall
be issued
to the
transferee in
respect of
the Notes
that are
the
subject
of
the
relevant
transfer
and,
in
the
case
of
a
transfer
of
part
only
of
a
holding
of
Notes
represented
by
one
Definitive
Certificate,
a
new
Definitive
Certificate in respect of the
balance of the Notes not
transferred shall be issued to
the
transferor.
In
the
case
of
a
transfer
of
Notes
to
a
Person
who
is
already
a
Holder,
a
new
Definitive
Certificate representing
the
enlarged
holding
may
be
issued
but
only
against
surrender
of
the
Definitive
Certificate representing
the
existing holding of such Person.
(ii)
Each new Definitive Certificate to be
issued pursuant to Condition 2(c) (
Amount,
Denomination and Form – Definitive Certificates ) shall be available for delivery within
three
Relevant
Banking
Days
of
receipt
of
the
form
of
transfer
and
surrender
of
the
relevant
Definitive
Certificate.
Delivery
of
new
Definitive
Certificate(s) will
be made
at the
Specified Office
of the
Fiscal Agent
to which
delivery and
surrender of
such form
of transfer
and Definitive
Certificate or,
as
the case may be,
surrender of such Definitive
Certificate, will have
been made or,
at the
option of
the relevant
Holder and
as specified
in the
relevant form
of transfer
or
otherwise
in
writing,
be
mailed
by
uninsured
post
at
the
risk
of
the
Holder
entitled to the new Definitive Certificate to
such address as may be so
specified,
unless such
Holder requests
otherwise and
pays in
advance to
the Fiscal
Agent
the costs
of such
other method
of delivery
and/or such
insurance as
it may
specify.

(d)
Rule 144A
Each Note that is
initially sold in the
United States to a
QIB will not be
registered under
the
US
Securities Act,
or
with
any
securities regulatory
authority of
any
state
or
other
jurisdiction of
the United
States and
may not
be sold,
pledged or
otherwise transferred,
except (i) in accordance
with Rule 144A
to a Person
that the Holder
and any Person
acting
on its behalf reasonably believe
is a QIB that is
acquiring the Notes for its
own account or
for the
account of
one or
more QIBs,
(ii) in an
offshore
transaction in
accordance with
Rule
903
or
904
of
Regulation
S
under
the
US
Securities
Act,
(iii) pursuant
to
an
exemption from registration
under Rule 144
under the US
Securities Act, or
in accordance
with another exemption from, or in a transaction not subject to, registration under the US
Securities Act, if
available, or (iv) pursuant
to an effective
registration statement under
the
US Securities Act, in each case, in accordance with
any applicable securities laws of any
state of the United States.
4.
STATUS
AND SUBORDINATION
(a)
Status
The Notes constitute
direct, unsecured and
subordinated obligations of
the Issuer and
rank
pari passu
and without
any preference
among themselves.
The rights
and claims
of the
Holders against the Issuer
under the Notes are
subordinated as described in
clause (b) of
this Condition 4.
(b)
Subordination
In
the
event
of
(i) a
Bankruptcy
Event
or
(ii) an
order
being
made,
or
an
effective
resolution being
passed, for
the liquidation
or
winding-up of
the Issuer
(except, in
any
such
case,
a
solvent
liquidation
or
winding-up
of
the
Issuer
solely
for
purposes
of
a
reorganisation, reconstruction or amalgamation
of the Issuer
or the substitution
in place of
the
Issuer
of
a
successor
in
business
to
the
Issuer,
the
terms
of
which
reorganisation,
reconstruction, amalgamation
or substitution
(x) have previously
been approved
by a
valid
resolution of the Holders
and (y) do not provide
that the Notes shall become
redeemable
in accordance with these Terms and Conditions),
(i)
if such event
occurs prior
to the
occurrence of
a Trigger Event
or a
Viability Event,
the
rights
and
claims
of
the
Holders
against
the
Issuer
in
respect
of
or
arising
under
(including,
without
limitation,
any
damages
awarded
for
breach
of
any
obligation under) the
Notes will, subject
to any obligations
that are mandatorily
preferred by law, rank (A) junior to the rights and claims of all holders of Senior
Obligations,
(B)
pari
passu
with
the
rights
and
claims
of
holders
of
Parity
Obligations,
and
(C) senior
to
the
rights
and
claims
of
holders
of
Junior
Obligations; provided , however
,
that,
if
a
Trigger
Event
or
a
Viability
Event
subsequently occurs while such
Bankruptcy Event or liquidation
or winding-up,
as the case may be, is continuing, the
rights and claims of the Holders against
the
Issuer
in
respect
of
the
delivery
of
Ordinary
Shares
in
accordance
with
Condition 8 ( Conversion ) will rank as set forth in subclause (ii) below; or
(ii)
if such event
occurs on or
after the occurrence
of a Trigger
Event or a
Viability
Event, the
rights and
claims of
the Holders
against the
Issuer in
respect of
the
delivery
of
Ordinary
Shares
in
accordance
with
Condition 8
(
Conversion
)
will
rank
(A) junior
to
the
rights
and
claims
of
all
holders
of
Senior
Obligations,
(B) junior to the rights
and claims of holders
of Parity Obligations, and
(C)
pari
passu
with the rights and claims of holders of Junior Obligations.
(c)
Claims subject to a Conversion
Any
claim
of
any
Holder
in
respect
of
or
arising
under
the
Notes
(including,
without
limitation, any claim
in relation to
any unsatisfied payment
obligation of the
Issuer subject
to enforcement by any Holder pursuant to Condition 12 ( Events of Default ) or in relation to the
occurrence of
any other
Event of
Default) will
be subject
to, and
superseded by,

Condition 8 ( Conversion ), irrespective of whether the relevant Trigger Event or Viability
Event,
as
applicable,
has
occurred,
or,
in
the
case
of
a
Viability
Event,
the
relevant
Viability
Event
Notice
has
been
given,
prior
to
or
after
the
occurrence
of
an
Event
of
Default or any other event.
5.
INTEREST
(a)
Interest Payment Dates
(i)
Subject to Condition 8 ( Conversion
) and clause (h) of this
Condition 5, the Notes
will
bear
interest
on
their
principal
amount (A)
from
(and including)
the
Issue
Date
to
(but
excluding)
the
First
Reset
Date,
at
the
Fixed
Interest
Rate,
and
(B) thereafter, at the applicable Reset Interest Rate.
(ii)
Subject to Condition 8
(
Conversion
) and clause (i)
of this Condition 5,
interest on
the Notes will be payable
semi-annually in arrear on 8
January and 8 July of
each
year (each, an " Interest Payment Date "), commencing on 8 July 2026.
(b)
Determination of the
Mid Market
Swap Rate, the
Reset Interest Rate
and the Reset
Interest
Amount in relation to each Reset Interest Period
With respect to each
Reset Interest Period
and subject to
clause (c) of this
Condition 5, the
Calculation
Agent
will,
as
soon
as
practicable
after
the
Relevant
Time
on
the
Reset
Determination Date
in relation
to such
Reset Interest
Period, determine
the Mid
Market
Swap
Rate and
the Reset
Interest Rate
for such
Reset Interest
Period and
calculate the
amount
of
interest
payable
per
Calculation
Amount
on
the
Interest
Payment
Date
in
relation
to
each
Interest
Period
falling
in
such
Reset
Interest
Period
(each,
a
"
Reset
Interest Amount ").
(c)
Benchmark replacement
If the
Issuer (in
consultation with
the Calculation
Agent) determines
prior to
any Reset
Determination Date that (x) the
rate referred to in
clause (a) of the definition
of the term
"Mid
Market
Swap
Rate" (the
"
Existing Benchmark
Rate
") has
been
discontinued or
(y) there has been a public
statement or publication of information
by the administrator of
the
Existing
Benchmark
Rate
or
the
regulatory
supervisor
for
the
administrator
of
the
Existing
Benchmark
Rate
announcing
that
the
Existing
Benchmark
Rate
is
no
longer
representative,
then
the
following
provisions
shall
apply
(subject
to
the
subsequent
operation of this Condition 5(c)):
(i)
the Issuer shall use reasonable
endeavours to appoint an Independent
Adviser to
determine
in
the
Independent
Adviser's
discretion,
in
accordance
with
subclause (iv)
below,
an
alternative
rate
to
the
Existing
Benchmark
Rate
(the
" Alternative Benchmark Rate
") no later
than three Business
Days prior to
the
Reset Determination
Date relating
to the
next succeeding
Reset Interest
Period
(such Business Day,
the "
Independent Adviser Determination Cut-off
Date
",
and
such
next
succeeding
Reset
Interest
Period,
the
"
Affected
Reset
Interest
Period
") for purposes
of determining the
Mid Market Swap
Rate in respect
of the
Affected Reset Interest Period and all Reset Interest Periods thereafter;
(ii)
if
prior
to
the
Independent
Adviser
Determination
Cut-off
Date
the
Issuer
is
unable to appoint an Independent Adviser or
the Independent Adviser appointed
by
the
Issuer
fails
to
determine
an
Alternative
Benchmark
Rate
in
accordance
with subclause (iv)
below,
then the
Issuer (in
consultation with
the Calculation
Agent) may determine in its discretion, in accordance with subclause (iv) below, the
Alternative
Benchmark
Rate
for
purposes
of
determining
the
Mid
Market
Swap Rate in respect of
the Affected Reset Interest
Period and all Reset Interest
Periods thereafter;
(iii)
if subclause (ii) above applies and the
Issuer is unable or unwilling
to determine
the Alternative Benchmark Rate
prior to the Reset
Determination Date relating to
the Affected
Reset Interest
Period in
accordance with
subclause (iv) below,
the

Mid Market
Swap Rate
in respect
of the
Affected Reset
Interest Period
will be
equal to the
Mid Market Swap
Rate in respect
of the immediately
preceding Reset
Interest Period
(or, if there
is no
preceding Reset
Interest Period,
the Reset
Interest
Rate applicable
to the
Affected Reset
Interest Period
will be
equal to
the Fixed
Interest
Rate);
provided,
however,
that,
if
this
subclause (iii)
applies
to
the
Affected Reset
Interest Period,
the Reset
Interest Rate
for all
succeeding Reset
Interest Periods
will be
the Reset
Interest Rate
applicable to
the Affected
Reset
Interest Period
as determined
in accordance
with this
subclause (iii) unless
(A) the
Issuer, in
its sole discretion,
elects to determine
an Alternative Benchmark Rate
in
respect
of
any
such
succeeding
Reset
Interest
Period
and
all
Reset
Interest
Periods thereafter in accordance with the processes set out in this Condition
5(c),
and (B) an Alternative Benchmark Rate is so determined;
(iv)
in the
case of
any determination
of an
Alternative Benchmark
Rate pursuant
to
subclause (i) or (ii) above, such Alternative Benchmark Rate will be such rate as the
Independent
Adviser
or
the
Issuer
(in
consultation
with
the
Calculation
Agent),
as
applicable,
determines
in
its
reasonable
discretion
has
replaced
the
Existing
Benchmark
Rate
in
customary
market
usage,
or,
if
the
Independent
Adviser or
the Issuer,
as applicable,
determines in
its reasonable
discretion that
there is no such rate, such other rate as
the Independent Adviser or the Issuer (in
consultation with the
Calculation Agent) determines
in its reasonable
discretion
is most comparable to the Existing Benchmark Rate; and
(v)
if
the Independent
Adviser or
the Issuer
determines an
Alternative Benchmark
Rate in accordance with the above provisions of this Condition 5(c),
(A)
the
Independent
Adviser
(in
the
case
of
subclause (2)
below,
in
consultation
with
the
Issuer)
or,
following
consultation
with
the
Calculation Agent,
the Issuer (as
the case
may be)
shall also
determine
in its reasonable discretion
(1) the method for obtaining such
Alternative
Benchmark
Rate,
including
the
page
on
or
source
from
which
such
Alternative
Benchmark
Rate
appears
or
is
obtained
(the
"
Alternative
MMSR Page
"), and the time at
which such Alternative Benchmark Rate
appears
on,
or
is
obtained
from,
the
Alternative
MMSR
Page
(the
"
Alternative
Relevant
Time
"),
(2) whether
to
apply
an
Adjustment
Spread to
such Alternative
Benchmark Rate
and, if
so, the
Adjustment
Spread, which Adjustment Spread must be recognised
or acknowledged
as being in customary market usage in international debt capital markets transactions that reference
the Existing Benchmark
Rate, where such
rate
has
been
replaced
by
such
Alternative
Benchmark
Rate,
and
(3) any
alternative method
for determining
the Mid
Market Swap
Rate if
such
Alternative
Benchmark
Rate
is
unavailable
on
the
relevant
Reset
Determination Date,
which alternative
method shall
be consistent
with
any Alternative Benchmark Rate that has broad market support;
(B)
for
the
Affected
Reset
Interest
Period
and
all
Reset
Interest
Periods
thereafter, (1) clause (a) of the definition of the term "Mid Market Swap
Rate" shall be amended
pursuant to clause (c) of Condition
13 (
Meetings
of
Holders;
Substitution
and
Amendment
)
to
give
effect
to
the
determination described in
subclause (A)(1) above and
any Adjustment
Spread
determined
pursuant
to
subclause (A)(2)
above,
and
(2) clause (b) of the
definition of the term
"Mid Market Swap
Rate" shall
be amended pursuant
to clause (c)
of Condition 13 (
Meetings of Holders;
Substitution
and
Amendment
)
to
give
effect
to
the
determination
described in subclause (A)(3) above;
(C)
references to the MMSR
Page and the Relevant
Time in these Terms and
Conditions
will be
deemed
to be
references to
the
Alternative MMSR
Page and the Alternative Relevant Time, respectively;

(D)
if any
changes to
the definitions
of the
terms "Business
Day", "Day
Count
Fraction", "Payment Business
Day" and/or "Reset
Determination Date"
are
necessary
in
order
to
implement
the
amendments
described
in
subclause (B)
above,
such
definitions
shall
be
amended
pursuant
to
clause (c)
of
Condition 13
(
Meetings
of
Holders;
Substitution
and
Amendment
) to reflect such changes;
and
(E)
the Issuer
shall promptly give
notice to
the Holders
in accordance with
Condition 14
(
Notices
)
specifying
such
Alternative
Benchmark
Rate
(including
any
Adjustment
Spread
determined
pursuant
to
subclause (A)(2) above
and any
alternative method
for determining
the
Mid
Market
Swap
Rate
described
in
subclause (A)(3)
above),
the
Alternative
MMSR
Page,
the
Alternative
Relevant
Time,
and
any
amendments
implemented
pursuant
to
clause (c)
of
Condition 13
(
Meetings
of
Holders;
Substitution
and
Amendment
)
as
described
in
subclauses (B) and (D) above.
Any determination that is made
by an Independent Adviser or
by the Issuer for purposes
of
this
Condition 5(c)
will
be
made
in
good
faith
and
in
a
commercially
reasonable
manner.
(d)
Publication of Reset Interest Rate and interest amount payable upon redemption
With respect to each Reset Interest Period,
as soon as practicable after
such determination
but in
any event
no later
than the
relevant Reset
Date, the
Calculation Agent
will cause
(i) the relevant Reset Interest Rate and the relevant Reset Interest Amount determined by it, together
with the
Interest Payment
Date in
relation to
each Interest
Period falling
in
such Reset Interest Period, to
be notified to the Issuer
and the Paying Agents and
(ii) the
relevant Reset Interest Rate determined by
it to be notified to any stock
exchange or other
relevant authority on which the
Notes are at the relevant
time listed and to be
published in
accordance with Condition 14 ( Notices ).
The Calculation
Agent shall
calculate any
interest amount
payable on
any Redemption
Date (if
the Notes
are to
be redeemed
pursuant to
Condition 6 (
Redemption and
Purchase
))
and cause such interest amount to
be notified to Issuer and the Paying
Agents and to any
stock
exchange or
other
relevant authority
on
which
the Notes
are at
the relevant
time
listed and
to be
published in
accordance with
Condition 14 (
Notices
) no
later than
two
Business Days prior to such Redemption Date.
(e)
Calculation of amount of interest payable per Calculation Amount
Subject to Condition 8 ( Conversion ) and clause (i) of this Condition 5:
(i)
the amount of interest payable per Calculation Amount on each Interest Payment
Date falling on or before the First Reset Date will be USD 33.125; and
(ii)
if interest is required to be paid in respect of a Note on any other date (including, for
the avoidance
of doubt,
the Reset
Interest Amount),
the amount
of
interest
payable per Calculation Amount on such date will be calculated by:
(A)
applying the applicable Interest Rate to the Calculation Amount;
(B)
multiplying the product thereof by the Day Count Fraction; and
(C)
rounding
the
resulting
figure
to
the
nearest
cent
(half
a
cent
being
rounded upwards).

(f)
Calculation of amount of interest payable per Note
Subject
to
Condition 8
(
Conversion
)
and
clause (i)
of
this
Condition 5,
the
amount
of
interest payable in respect of a Note will be the product of:
(i)
the amount of interest per Calculation Amount; and
(ii)
the number by
which the Calculation
Amount is required
to be multiplied
to equal
the denomination of such Note.
(g)
Notifications, etc. to be final
All
notifications,
opinions,
determinations,
certificates,
calculations,
quotations
and
decisions given, expressed,
made or obtained for
purposes of this Condition
5, whether by
the Reset Reference Banks (or
any of them) or the
Calculation Agent or the Independent
Adviser, will (in the absence of wilful default,
bad faith and manifest error) be binding
on
the Issuer, the Agents and the Holders and (in the absence of wilful default and bad faith)
no liability to
the Issuer or
the Holders will
attach to the
Reset Reference Banks
(or any
of
them),
the
Calculation
Agent
or
the
Independent
Adviser
in
connection
with
the
exercise
or
non-exercise
by
the
Calculation
Agent
or
the
Independent
Adviser
of
its
powers, duties and discretions under this Condition 5.
(h)
Accrual of interest in the case of redemption or a Trigger Event or a Viability
Event
(i)
Subject to Condition 8 ( Conversion ), if the Notes are to be redeemed pursuant to
Condition 6(b)
(
Redemption
and
Purchase
–
Redemption
at
the
option
of
the
Issuer
),
Condition 6(c) (
Redemption and
Purchase
–
Redemption due
to a
Tax
Event
)
or
Condition 6(d)
(
Redemption
and
Purchase
–
Redemption
due
to
a
Regulatory
Event
),
interest
on
the
Notes
will
accrue
to
(but
excluding)
the
relevant Redemption
Date, and
will cease
to accrue
on such
Redemption Date;
provided , however
,
that if
the payment
with respect
to any
Note is
improperly
withheld or refused on such Redemption
Date, interest will continue to accrue on
the principal amount
of such Note
(both before and
after judgment) at
the relevant
Interest Rate to the Relevant Date.
(ii)
Upon the occurrence
of a Trigger Event
or a Viability Event, interest
on the Notes
will cease to
accrue from (and
including) the date
on which such
Trigger Event
or Viability Event occurs.
(i)
Cancellation of interest; prohibited interest
(i)
The Issuer may, in its sole discretion, elect
to cancel all or part
of any payment of
interest
on
the
Notes
(including,
for
the
avoidance
of
doubt,
any
related
Additional
Amounts)
that
is
otherwise
scheduled
to
be
paid
on
an
Interest
Payment
Date.
This
subclause (i)(i)
is
without
prejudice
to
the
provisions
of
subclause (i)(ii) of
this Condition 5.
Non-payment of
any amount
of interest
by
the
Issuer
to
the
Fiscal
Agent
will
constitute
evidence
of
cancellation
of
the
relevant
payment, whether
or
not
notice
of
cancellation has
been
given
by
the
Issuer.
If practicable,
the Issuer
shall provide
notice of
any cancellation
of interest
(in
whole or in part) pursuant to this subclause (i)(i) to the Holders on or prior to the relevant
Interest
Payment
Date.
If
practicable,
the
Issuer
shall
endeavour
to
provide
such
notice
at
least
five
Business
Days
prior
to
the
relevant
Interest
Payment
Date.
Failure
to provide
such notice
will not
have
any
impact on
the
effectiveness of, or otherwise
invalidate, any such
cancellation of interest,
or give
Holders any rights as a result of such failure.
(ii)
The Issuer will
be prohibited from
making, in whole
or in part,
any payment of
interest
on
the
Notes
(including,
for
the
avoidance
of
doubt,
any
related

Additional Amounts)
on the
relevant Interest
Payment Date
if and
to the
extent
that:
(A)
the amount of
Distributable Items as
at such
Interest Payment
Date is less
than the
sum of
(1) the amount
of such
interest payment,
plus (2) all
other
payments (other than
redemption payments) made
by UBS Group
AG on
or in respect of the
Notes or any Parity
Obligations or Junior Obligations
since the balance
sheet date of
the Relevant Accounts and
prior to such
Interest
Payment
Date,
plus
(3) all
payments
(other
than
redemption
payments) payable by UBS
Group AG on such
Interest Payment Date on
or in respect of any Parity Obligations or Junior Obligations, in the case
of
each
of
subclauses (1),
(2)
and
(3),
excluding
any
portion
of
such
payments
already
accounted
for
in
determining
the
amount
of
such
Distributable Items; and/or
(B)
UBS Group
AG is
not, or
will not
immediately after
the relevant
payment
of
interest
be,
in
compliance
with
all
applicable
minimum
capital
adequacy
requirements
of
the
National
Regulations
on
a
consolidated
( Finanzgruppe
)
basis
(for
the
avoidance
of
doubt,
it
being
understood
that
such
minimum
requirements
will
reflect
any
reduction
in
such
requirements granted
by
FINMA
to
the Group
pursuant
to
the
Capital
Adequacy Ordinance); and/or
(C)
FINMA has required the Issuer not to make such interest payment.
The Issuer shall
deliver a certificate
signed by the
Authorised Signatories to
the
Fiscal Agent and
shall give notice
in accordance with
Condition 14 (
Notices ) to
the Holders, in each case as soon as practicable following any determination that interest is required to
be cancelled pursuant to
this subclause (i)(ii) or,
where no
such prior determination is made, promptly following any Interest Payment Date on which interest
was scheduled to
be paid if
such interest is
being cancelled in
accordance with this subclause (i)(ii), to such effect setting out brief details as to the amount of interest being cancelled and the reason therefor. Failure to provide such certificate
and notice
will not
have any
impact on
the effectiveness
of, or
otherwise
invalidate,
any
such
cancellation or
give
any
Holder
any
rights
as
a
result of such failure.
(iii)
If, on any
Interest Payment Date,
any payment of
interest scheduled to be
made
on such date is not made in full pursuant to subclause (i)(i) or subclause (i)(ii) of this Condition 5, UBS Group AG shall not, directly or indirectly,
(A)
recommend
to
Shareholders
that
any
dividend
or
other
distribution
in
cash or
in kind
(other than
in the
form of
Ordinary Shares)
be paid
or
made on any Ordinary Shares; or
(B)
redeem, purchase or
otherwise acquire any
Ordinary Shares other
than as
a Permitted Transaction,
in each
case unless
and until
(x) the interest
payment due
and payable
on the
Notes
on any
subsequent Interest
Payment Date
has been
paid in
full (or
an amount
equal
to the same has been
paid in full to
a designated third party trust
account for the
benefit of
the Holders
prior to
payment by
the trustee
thereof to
the Holders on
such subsequent
Interest Payment
Date) or,
if earlier,
(y) all outstanding
Notes
have been cancelled in accordance with these Terms and Conditions.
(iv)
Payments of interest on the Notes are not cumulative. Notwithstanding any other provision in these Terms and Conditions, the cancellation or non-payment of any interest amount
by virtue
of this
Condition 5(i) will
not constitute
a default
for
any purpose (including, without limitation, Condition 12 ( Events of Default )) on the
part
of
the
Issuer.
Any
interest
payment
not
paid
by
virtue
of
this

Condition 5(i)
will
not
accumulate
or
be
payable
at
any
time
thereafter,
and
Holders will have no right thereto.
(v)
If UBS Group AG determines, after consultation with FINMA, that the Notes do not, or will
cease to, fully
qualify as Additional
Tier 1 Capital, (A) the
Issuer shall
not,
to
the
extent
permitted under
National Regulations,
exercise
its
discretion
pursuant to
subclause (i)(i) of
this Condition 5
to cancel
any
interest payments
due on the Notes on any Interest Payment Date following the occurrence of such determination, and (B)
the Issuer
shall give notice
to the
Holders in
accordance
with
Condition 14
(
Notices
)
as
soon
as
practicable
after
such
determination
stating
that
the
Issuer
may
no
longer
exercise
its
discretion
pursuant
to
subclause (i)(i) of
this Condition 5
to cancel
any interest
payments as
from the
date of such notice.
6.
REDEMPTION AND PURCHASE
(a)
No fixed redemption date
The Notes are perpetual
securities in respect of
which there is no
fixed redemption date.
Unless
previously
redeemed
(including
by
way
of
Conversion
pursuant
to
Condition 8
( Conversion
)) or purchased and
cancelled in accordance with
this Condition 6 and subject
to
Condition 8
(
Conversion
),
the
Notes
are
perpetual
and
may
only
be
redeemed
or
purchased in accordance with this Condition 6.
(b)
Redemption at the option of the Issuer
Subject
to
clause (e) of
this
Condition 6,
the
Issuer
may
elect, in
its
sole
discretion,
to
redeem
the
Notes,
in
whole
but
not
in
part,
at
any
time
during
the
period
from
(and
including) the First Call Date to
(and including) the First Reset Date
or on any Reset Date
thereafter
at
their
aggregate
principal
amount,
together
with
any
accrued
and
unpaid
interest thereon to (but excluding) the relevant Redemption Date.
(c)
Redemption due to a Tax Event
(i)
Subject to clause (e)
of this Condition 6,
upon the occurrence
of a
Tax
Event at
any time after
the Issue Date,
the Issuer may
elect, in its
sole discretion, to
redeem
the
Notes,
in
whole
but
not
in
part,
on
the
relevant
Redemption
Date
at
their
aggregate principal
amount, together
with any
accrued and
unpaid interest
thereon
to (but excluding) such Redemption Date.
(ii)
A "
Tax
Event
" will have
occurred if the
Issuer in making
any payments on
the
Notes (A) has paid, or will or
would on the next payment date
be required to pay,
Additional Amounts,
or (B) has
paid, or
will or
would be
required to
pay,
any
additional Tax
in respect of the
Notes, in the case
of each of subclauses (A)
and
(B), under
the laws
or regulations
of a
Tax Jurisdiction or
any political
subdivision
thereof or
any authority
of or
in a
Tax
Jurisdiction or
any political
subdivision
thereof
having
the
power
to
impose,
levy,
collect,
withhold
or
assess
Taxes,
including, without limitation, any treaty to which a Tax Jurisdiction is a party, or any
generally
published
application
or
interpretation
of
such
laws
(including,
without limitation,
a decision
of any
court or
tribunal, any
generally published
application
or
interpretation
of
such
laws
by
any
relevant
tax
authority
or
any
generally published pronouncement by any
relevant tax authority), and the Issuer
cannot avoid the foregoing by taking measures reasonably available to it.
(d)
Redemption due to a Regulatory Event
(i)
Subject
to
clause (e)
of
this
Condition 6,
upon
the
occurrence
of
a
Regulatory
Event at any time after the Issue Date, the Issuer may elect, in its sole discretion, to redeem the Notes, in
whole but not in part,
on the relevant Redemption Date
at
their aggregate
principal amount,
together with
any accrued
and unpaid interest
thereon to (but excluding) such Redemption Date.

(ii)
A " Regulatory Event
" will have
occurred if any
of the Notes
ceases to
be eligible
in full to be (A) treated as Additional Tier
1 Capital, and/or (B) counted towards
either
the
Going-Concern
LR
Requirement
or
the
Going-Concern
RWA
Requirement (or both).
(e)
Conditions for redemption
(i)
If the
Issuer elects
to redeem
the Notes
pursuant to
clause (b), (c)
or (d)
of this
Condition 6, then the Issuer shall give the Holders not less than
10 and not more
than 60 days' notice in
accordance with Condition 14 (
Notices ) (a " Redemption
Notice
"),
which
notice
shall,
subject
to
subclauses (ii)
and
(iii)
below,
be
irrevocable and
specify (x) the
clause of
this Condition 6
pursuant to
which the
redemption is to be made, (y) if any Definitive Certificates have been issued, the method by which Notes to be redeemed will be tendered, and (z) the date (which date, in the case of a redemption pursuant to clause (c) or (d) of this Condition 6, shall
be
a
Payment
Business
Day)
on
which
the
Issuer
will
redeem
the
Notes
pursuant to
such clause
of this
Condition 6 (such
specified date,
the "
Redemption
Date ").
(ii)
The
Issuer
may
only
redeem
the
Notes
pursuant
to
clause (b)
or
(c)
of
this
Condition 6
on
the
relevant
Redemption
Date
if
FINMA
has
approved
such
redemption on or
prior to such
Redemption Date,
if such approval
is then required
under applicable Swiss laws and regulations.
(iii)
The Issuer may only redeem the Notes pursuant to any clause of this Condition 6 on
the
relevant
Redemption
Date
if
no
Trigger
Event
or
Viability
Event
has
occurred prior to such Redemption Date.
(iv)
If
the
Issuer
elects
to
redeem
the
Notes
pursuant
to
clause (c)
or
(d)
of
this
Condition 6, then prior
to the publication
of the
Redemption Notice pursuant
to
subclause (i) above,
the Issuer
shall deliver
to the
Fiscal Agent
(A) a certificate
signed
by
the
Authorised
Signatories
stating
that
the
relevant
requirement
or
circumstance
giving
rise
to
the
right
to
redeem
under
clause (c)
or
(d),
as
applicable,
of
this
Condition 6
is
satisfied
and
the
reasons
therefor
and
such
certificate will be conclusive and binding on the Holders, and
(B) in the case of a
redemption
pursuant
to
clause (c)
of
this
Condition 6
only,
an
opinion
of
independent legal advisers
of recognised standing to
the effect that circumstances
entitling
the
Issuer
to
exercise
its
right
of
redemption
under
clause (c)
of
this
Condition 6 have arisen.
(f)
Purchases
The Issuer or
any other member of
the Group or
any of their
respective affiliates may
at
any
time
purchase
Notes
at
any
price
in
the
open
market
or
otherwise,
provided
that
(i) such
purchase
complies
with
any
limits
or
conditions
to
which
any
member
of
the
Group
is
subject
under
applicable
banking
laws
and
regulations
at
the
time
of
such
purchase, (ii) other
than in
the case
of
purchases made
in connection
with stabilisation
measures in compliance with applicable law or
in connection with any market making in
the Notes,
FINMA has
approved such purchase
(if such
approval is
then required under
applicable Swiss laws
and regulations)
on or prior
to the date
of such purchase,
and (iii) no
Trigger
Event
or
Viability
Event
has
occurred
prior
to
the
date
of
such
purchase.
Any
Notes so purchased may, at the option of the
Issuer, be held, reissued, resold or cancelled.
(g)
Cancellation
All Notes
redeemed in
accordance with
this Condition 6
or by
way of
Conversion pursuant
to Condition 8
(
Conversion
) will
be cancelled
and may
not be
reissued or
resold;
provided ,
however
, that,
in the
case of
Notes redeemed
by way
of Conversion,
the Issuer
will not
take any
action to
cause such
Notes to
be removed
from the
Relevant Clearing
System
prior to the later of (i) the applicable
Settlement Date and (ii) the Final Cancellation
Date.
Following
the
issuance
and
delivery
of
the
relevant
Ordinary
Shares
to
the
Settlement

Share
Depository
on
the
Conversion
Date
and
until
the
later
of
(i) the
applicable
Settlement Date
and (ii) the
Final Cancellation
Date, the
Notes will
evidence solely
the
Holder's right to receive Ordinary Shares and/or
cash proceeds, as the case may be,
from
the
Settlement
Share
Depository
or
the
Settlement
Shares
Offer
Agent
(or
such
other
relevant recipient).
(h)
Redemption of other instruments
For the avoidance
of doubt, it
is understood that,
if, upon the
occurrence of a
Tax
Event
or
a
Regulatory
Event,
the
Issuer
does
not
elect
to
redeem
the
Notes
pursuant
to
this
Condition 6,
nothing
in
this
Condition 6
or
any
other
provision
of
these
Terms
and
Conditions
will
prohibit
the
Issuer
from
redeeming
(whether
early,
at
maturity
or
otherwise) any
other instruments
issued by
any member
of the
Group pursuant
to the terms
thereof.
7.
TRIGGER EVENT AND VIABILITY EVENT
(a)
Trigger Event
(i)
Upon the
occurrence of
a Trigger Event,
a Conversion
will occur
on the
applicable
Trigger Event Conversion Date in accordance with Condition 8 ( Conversion ).
(ii)
A "
Trigger
Event
" will have
occurred if the
Issuer gives the
Holders a Trigger
Event Notice in accordance with clause (b) of this Condition 7.
(b)
Trigger Event Notice
(i)
If,
with
respect
to
any
Publication
Date,
the
Trigger
CET1 Ratio
as
of
such
Publication
Date
is
less
than
the
Threshold
Ratio,
the
Issuer
shall,
subject
to
subclauses (ii) and
(iii) of
this Condition 7(b),
give a
notice (a
"
Trigger
Event
Notice
")
to
the
Holders
in
accordance
with
Condition 14
(
Notices
)
(x) if
such
Publication Date
is an
Ordinary Publication Date,
within five
Business Days of
such Ordinary
Publication Date
(such fifth
Business Day,
the "
Trigger
Breach
Determination Date
", and the
date of such
notice, the "
Ordinary Trigger Event
Notice Date
"), and
(y) if such
Publication Date
is an
Extraordinary Publication
Date,
on
such
Extraordinary
Publication
Date
(the
"
Extraordinary
Trigger
Event Notice Date "), which notice shall:
(A)
state that the Trigger CET1 Ratio
as of such Publication
Date is less than
the Threshold Ratio, and a Conversion will take place;
(B)
specify
the
date
on
which
the
Conversion
will
take
place,
which
date
shall,
subject
to
postponement
pursuant
to
subclause (ii)
of
this
Condition 7(b), be no more than 20 Business Days after the date of such notice (the " Trigger Event Conversion Date ");
(C)
specify the Conversion Price in effect on
the date of such Trigger Event
Notice; and
(D)
specify
the
details
of
the
arrangement
for
the
settlement
of
the
Conversion (including
whether or
not the
Issuer will
appoint a
Settlement
Shares Offer Agent
to conduct a
Settlement Shares Offer, the
Suspension
Date,
the
details
of
the
Settlement
Share
Depository
(including
its
Specified Office) or, if the Issuer is unable to
appoint a Settlement Share
Depository prior to
giving of such
notice, the other
arrangements it has
made in
accordance with subclause (i)
of Condition 8(h) (
Conversion –
Procedure
for delivery in
respect of
a Conversion
) for the
issuance and
delivery
of
the
Ordinary
Shares
to
be
issued
and
delivered
upon
Conversion to the Holders,
the procedures Holders must
follow to obtain
delivery of
the Ordinary
Shares from
the Settlement
Share Depository,
the Settlement Notice Cut-Off Date and the Final Cancellation Date).

(ii)
If a Trigger Event Notice is required
to be given pursuant to subclause (i) of this
Condition 7(b),
and
on
the
relevant
Publication
Date
any
Higher-Trigger
Contingent
Capital
is
outstanding
with
respect
to
which
either
(x) no
Higher-
Trigger Write-down/Conversion Notice has been
given prior to the
Trigger Event
Notice
Date
or
(y) a
Higher-Trigger
Write-down/Conversion
Notice
has
been
given prior to
the Trigger
Event Notice Date,
but the Trigger
Event Conversion
Date
is
scheduled
to
occur
prior
to
the
relevant
Higher-Trigger
Write-
down/Conversion Date,
(A)
in
the
case
of
subclause (x)
above,
the
giving
of
such
Trigger
Event
Notice will be
postponed until the
date on which
a Higher-Trigger Write-
down/Conversion
Notice
has
been
given
with
respect
to
all
such
outstanding
Higher-Trigger
Contingent
Capital
and
such
date
will
be
deemed to be the Trigger Event Notice Date; and
(B)
in
the
case
of
subclauses (x)
and
(y)
above,
if
the
Trigger
Event
Conversion Date is
scheduled to occur
prior to the
Higher-Trigger Write-
down/Conversion Date (or, in the case of more than one
Higher-Trigger
Write-down/Conversion
Date,
the
latest
Higher-Trigger
Write-
down/Conversion
Date),
the
Trigger
Event
Conversion
Date
will
be
postponed
to
the
Higher-Trigger
Write-down/Conversion
Date
(or
the
latest Higher-Trigger
Write-down/Conversion
Date, as
applicable) and
such postponement shall be specified in such Trigger Event Notice.
(iii)
If (A) a Trigger Event Notice
is required to be given pursuant to
subclause (i) of
this Condition 7(b)
in relation to
an Ordinary Publication
Date, and
(B) prior to
the
earlier
of
the
Ordinary
Trigger
Event
Notice
Date
and
the
Trigger
Breach
Determination Date, FINMA, upon the request of UBS Group AG, has agreed in writing that a Conversion is
not required as a result
of actions taken by the
Group
or circumstances or events, in each case, that have had, or imminently will have, the effect of restoring
the CET1 Ratio as of
the Balance Sheet Date
relating to the
relevant Ordinary Publication Date, after giving pro forma effect to such actions, circumstances or
events, to
a level
above the
Threshold Ratio
that FINMA
and
UBS Group AG
deem, in their
sole discretion, to
be adequate at
such time, (x) the
Issuer shall not
give such
Trigger Event
Notice pursuant to
subclause (i) of this
Condition 7(b) in relation
to the relevant
Ordinary Publication Date,
and (y) the
Issuer
shall
give
notice
to
the
Holders
on
or
prior
to
the
Trigger
Breach
Determination
Date
in
accordance
with
Condition 14
(
Notices
),
which
notice
shall
state
that
no
Conversion
will
occur
in
relation
to
the
relevant
Ordinary
Publication Date.
(c)
Viability Event
(i)
Subject to
clause (e) of
this Condition 7,
upon the
occurrence of
a Viability Event:
(A)
the Issuer shall
give notice (a
"
Viability Event
Notice
") to the
Holders
in accordance with Condition 14
(
Notices
) within three days
of the date
on which such Viability Event occurred, which notice shall:
(1)
state that a
Viability Event
has occurred and
a Conversion will
take place;
(2) specify the date on which the Conversion will take place, which date
shall
be
no
more
than
20
Business
Days
following
the
occurrence
of
the
Viability
Event
(the
"
Viability
Event
Conversion Date ");
(3)
specify
the
Conversion
Price
in
effect
on
the
date
of
such
Viability Event Notice; and

(4)
specify the details of
the arrangements for the
settlement of the
Conversion
(including
the
Suspension
Date,
the
details
of
the
Settlement Share Depository (including its Specified Office) or, if the Issuer is unable
to appoint a Settlement Share Depository
prior to
giving of
such notice,
the other
arrangements it
has made
in accordance with subclause (i) of
Condition 8(h) (
Conversion
–
Procedure
for
delivery
in
respect
of
a
Conversion
)
for
the
issuance and
delivery of
the Ordinary
Shares to
be issued
and
delivered
upon
Conversion
to
the
Holders,
the
procedures
Holders must
follow to
obtain delivery
of the
Ordinary Shares
from
the
Settlement
Share
Depository,
the
Settlement
Notice
Cut-Off Date and the Final Cancellation Date); and
(B)
a
Conversion will
occur
on
the
applicable Viability
Event
Conversion
Date in accordance with Condition 8 ( Conversion ).
(ii)
A " Viability Event
" will have
occurred if prior
to an
Alternative Loss
Absorption
Date (if any):
(A)
FINMA has notified UBS Group
AG in writing that it
has determined a
conversion or write-down, as applicable, of holders' claims in respect of the
Notes
and
all
other
capital
instruments
issued
by,
or
other
capital
obligations (whether
qualifying fully
or partially
for
capital treatment)
of, any member of
the Group that,
pursuant to their terms
or by operation
of law, are capable of being converted
into equity or written
down at that
time,
is,
because
customary
measures
to
improve
the
Group
Holding
Company's capital adequacy are
at the time inadequate
or infeasible, an
essential
requirement
to
prevent
the
Group
Holding
Company
from
becoming insolvent, bankrupt, unable
to pay a
material part of
its debts
as they fall due or unable to carry on its business; or
(B)
customary measures
to improve
the Group
Holding Company's
capital
adequacy being at the
time inadequate or infeasible,
the Group Holding
Company has
received an
irrevocable commitment of
direct or
indirect
extraordinary
support
from
the
Public
Sector
(beyond
customary
transactions
and
arrangements
in
the
ordinary
course)
that
has,
or
imminently
will
have,
the
effect
of
improving
the
Group
Holding
Company's capital adequacy and without which, in
the determination of
(and
as
notified
in
writing
by)
FINMA,
the
Group
Holding
Company
would have become insolvent, bankrupt, unable to pay a material part of its debts as they fall due or unable to carry on its business.
For
the
avoidance
of
doubt,
it
is
understood
that
a
Viability
Event
may
occur
irrespective of whether or not a
Trigger Event has occurred or whether any of
the
conditions to the issuance of a Trigger Event Notice have been met.
(d)
Determination of CET1 Ratio and Trigger CET1 Ratio
With respect to any Publication Date, (i) the CET1 Ratio as of the relevant Balance Sheet
Date, (ii) the Trigger CET1 Ratio as of such Publication Date and (iii) the components of both of
the foregoing, in
each case,
as published on
such Publication Date,
will be
final
for purposes of this Condition 7, and any revisions, restatements or adjustments to any of the calculations
described in
subclauses (i) through
(iii) above
subsequently published
will
have no effect for purposes of this Condition 7.
(e)
Alternative loss absorption
In
the
event
of
the
implementation
of
any
new,
or
amendment
to
or
change
in
the
interpretation of any
existing, laws or
components of National
Regulations, in each
case
occurring after the Issue
Date, that alone or
together with any other
law(s) or regulation(s)
has, in the
joint determination of
UBS Group AG
and FINMA, the
effect that
clause (c)

of this Condition 7 could
cease to apply to
the Notes without giving
rise to a Regulatory
Event, then
the Issuer
shall give
notice to
the Holders
in accordance
with Condition 14
( Notices ) no later than five Business Days after such joint determination stating that such provisions
will
cease
to
apply
from
the
date
of
such
notice
(the
"
Alternative
Loss
Absorption Date "), and from the date of such notice, such provisions will cease to apply to the Notes.
8.
CONVERSION
(a)
Conversion upon a Trigger Event or a Viability Event
If the Issuer
has given a
Trigger Event Notice
or a Viability
Event Notice in
accordance
with Condition 7 ( Trigger Event and Viability Event ), then:
(i)
each Note shall, subject to and as provided in
this Condition 8, be redeemed and
settled (the " Conversion
") on the applicable Conversion Date
by (x) the delivery
of new fully
paid Ordinary Shares to
the Settlement Share Depository
on behalf
of the Holders, and (y) the cancellation of any accrued and unpaid interest on the
Notes (whether or not due and payable); and
(ii)
receipt by the Settlement
Share Depository of such
number of Ordinary Shares
as
is required to satisfy in full its obligation to deliver Ordinary Shares in respect of the Conversion on the applicable Conversion Date
shall be a good and complete
discharge of
the Issuer's
(and, if
UBS Group
AG is
not the
Issuer,
UBS Group
AG's) obligations in respect of the Notes.
In the case
of the Ordinary
Shares to be
delivered upon Conversion,
as from the
applicable
Share Creation Date for such
Ordinary Shares, there is no
provision for the reconversion
of such Ordinary Shares into Notes.
(b)
Recourse for Ordinary Shares
Holders shall
have recourse
only to
the Issuer
for the issue
and delivery
of Ordinary
Shares
to the
Settlement Share
Depository pursuant
to these
Terms
and Conditions.
After such
delivery
to
the
Settlement
Share
Depository,
Holders
shall
have
recourse
only
to
the
Settlement Share Depository
for the
delivery to
them of such
Ordinary Shares or,
in the
circumstances described in
clause (h) of this
Condition 8, any cash
amounts to which
such
Holders are entitled under clause (h) of this Condition 8.
(c)
Conversion Price and determination of number of Ordinary Shares
(i)
Upon the
occurrence of
a Trigger
Event or
a Viability
Event, as
at the
date on
which the relevant Trigger Event Notice or Viability Event Notice, as applicable,
is published, each Holder
shall be deemed to
have accepted, and hereby
accepts
and agrees, (A) to the conversion of its holding
of Notes into Ordinary Shares at
the Conversion Price provided for
herein and that, where necessary
under Swiss
law,
the Settlement Agent
shall effect
such conversion on
such Holder's behalf,
and (B) that its obligation to pay up the Ordinary Shares to be issued shall be set
off against
its claim
for repayment
of the
principal amount
upon redemption
of
the Notes, which claim shall be deemed to be due and payable immediately prior to the
time on
the Share
Creation Date
when, as
a matter
of Swiss
law, the relevant
Ordinary Shares are
paid up. Such Ordinary
Shares shall be
paid up and issued
on
the Share Creation Date whereupon
the Holders shall cease as
a matter of Swiss
law to be treated for all purposes under Swiss law as Holders and shall instead as of such date be treated for all purposes under Swiss law as Shareholders.
(ii)
Subject
to
clause (g)
of
this
Condition 8,
the
Issuer,
with
the
assistance
of
the
Settlement Agent, where
necessary under Swiss
law, shall issue and deliver
to the
Settlement Share Depository on the
applicable Conversion Date such number of
Ordinary
Shares
in
respect
of
each
Holder
as
is
determined
by
the
Settlement
Agent by dividing the
aggregate principal amount of Notes
held by such Holder
on the applicable Conversion
Date by the Conversion
Price in effect
on the date

of relevant Trigger
Event Notice or
Viability
Event Notice, as
the case may
be.
The
Settlement
Agent
shall
determine
such
number
of
Ordinary
Shares
in
accordance with this subclause (ii) as soon as practicable after publication of the relevant Trigger Event Notice or Viability Event Notice, as applicable.
(iii)
The
initial
Conversion
Price
per
Ordinary
Share
in
respect
of
the
Notes
is
specified in the definition thereof. The Conversion Price is subject to adjustment to (and including)
the date of
the relevant Trigger Event
Notice or Viability Event
Notice, as
the case
may be,
in the
circumstances described
in clause (d)
of this
Condition 8.
(d)
Anti-dilution adjustment of the Conversion Price
(i)
Upon the occurrence of
any of the events
described below after 5
January 2026,
the Conversion Price will be adjusted by the Issuer as follows:
(A)
If there is
a consolidation, reclassification, redesignation
or subdivision
in
relation
to
the
Ordinary
Shares
that
alters
the
number
of
Ordinary
Shares in issue, the Conversion Price
will be adjusted by multiplying the
Conversion
Price
in
force
immediately
prior
to
such
consolidation,
reclassification, redesignation or subdivision by the following fraction:
where:
A
is the aggregate
number of
Ordinary Shares
in issue
immediately
before
such
consolidation,
reclassification,
redesignation
or
subdivision, as the case may be; and
B
is the aggregate
number of
Ordinary Shares
in issue
immediately
after,
and
as
a
result
of,
such
consolidation,
reclassification,
redesignation or subdivision, as the case may be.
Such
adjustment
will
become
effective
on
the
date
on
which
the
consolidation, reclassification, redesignation
or subdivision, as
the case
may be, takes effect.
(B)
If UBS Group AG issues any Ordinary Shares to Shareholders as a class credited
as
fully
paid
by
way
of
capitalisation
of
profits
or
reserves
(including
any
share
premium
account
or
capital
redemption
reserve)
other
than (x) where
any such
Ordinary Shares
are or
are to
be
issued
instead of the whole or part of a Cash Distribution that the Shareholders would
or
could
otherwise
have
elected
to
receive,
(y) where
the
Shareholders
may
elect
to
receive
a
Cash
Distribution
in
lieu
of
such
Ordinary
Shares
or
(z) where
any
such
Ordinary
Shares
are
or
are
expressed
to
be
issued
in
lieu
of
a
dividend
(whether
or
not
a
Cash
Distribution equivalent
or amount
is announced
or would
otherwise be
payable to the Shareholders,
whether at their election
or otherwise), the
Conversion Price
will be
adjusted by
multiplying the
Conversion Price
in force immediately prior to such issue by the following fraction:
where:
A
is the aggregate
number of
Ordinary Shares
in issue
immediately
before such issue; and

B
is the aggregate
number of
Ordinary Shares
in issue
immediately
after such issue.
Such
adjustment
shall
become
effective
on
the
date
of
issue
of
such
Ordinary Shares.
(C)
If
UBS
Group
AG
makes
or
pays
an
Extraordinary
Distribution
to
Shareholders, the
Conversion Price
will be
adjusted by
multiplying the
Conversion Price in force immediately prior to the Effective Date by the following fraction:
where:
A
is
the
Current
Market
Price
of
one
Ordinary
Share
on
the
Effective
Date
(translated,
if
necessary,
into
the
Relevant
Currency at the Prevailing Rate on the Effective Date); and
B
is
the
portion
of
the
aggregate
Extraordinary
Distribution
attributable
to
one
Ordinary
Share,
with
such
portion
being
determined by
dividing the
aggregate Extraordinary
Distribution
by the number
of Ordinary Shares
entitled to
receive the relevant
Extraordinary
Distribution.
If
the
Extraordinary
Distribution
shall
be
expressed
in
a
currency
other
than
the
Relevant
Currency, it shall be converted into
the Relevant Currency
at the
Prevailing Rate on the relevant Effective Date.
Such adjustment shall become effective on the Effective Date.
For purposes of
this subclause (C), "
Effective Date " means (x) the first
date
on
which
the
Ordinary
Shares
are
traded
ex-the
Extraordinary
Distribution
on
the
Relevant
Stock
Exchange
or
(y) if
there
is
no
Relevant
Stock
Exchange,
the
first
date
upon
which
the
adjusted
Conversion Price is capable of being determined in accordance with this subclause (C).
(D)
If UBS Group AG
issues Ordinary Shares to
Shareholders as a class
by
way of
rights or
UBS Group
AG or
any other
member of
the Group
or
(at the direction or request or pursuant to
arrangements with UBS Group
AG or any other member
of the Group) any other Person
issues or grants
to Shareholders as
a class by
way of rights,
any options, warrants
or other
rights to subscribe
for or purchase
Ordinary Shares,
or any Securities
that
by their terms of
issue carry (directly or indirectly)
rights of conversion
into, or exchange or subscription
for, any Ordinary Shares (or shall
grant
any such rights
in respect of
existing Securities so
issued), in each
case
at a price per Ordinary Share that is less than 95 per cent. of the
Current
Market
Price
per
Ordinary
Share
on
the
Effective
Date
(translated,
if
necessary,
into
the
Relevant
Currency
at
the
Prevailing
Rate
on
the
Effective Date), the Conversion
Price will be
adjusted by multiplying
the
Conversion Price in force immediately prior to the Effective Date by the following fraction:
where:
A
is the number of Ordinary Shares in issue
on the Effective Date;

B
is
the
number
of
Ordinary
Shares
that
the
aggregate
consideration (if any) receivable for the Ordinary Shares
issued
by way of rights, or
for the Securities issued
by way of rights, or
for the options
or warrants or
other rights issued
by way of
rights
and for
the total
number of
Ordinary Shares
deliverable on
the
exercise thereof,
would purchase
at such
Current Market
Price
per
Ordinary
Share
on
the
Effective
Date
(translated,
if
necessary, into
the Relevant Currency at the Prevailing
Rate on
the Effective Date); and
C
is the number of
Ordinary Shares to be
issued or the maximum
number of Ordinary Shares that may be issued upon exercise of such options, warrants or rights calculated
as at the date of issue
of
such
options,
warrants
or
rights
or
upon
conversion
or
exchange
or
exercise
of
rights
of
subscription
or
purchase
in
respect thereof at
the initial conversion, exchange,
subscription
or purchase price or rate, as the case may be,
provided
that, if on the Effective Date,
such number of Ordinary Shares
is to be determined by reference
to the application of a formula
or other
variable feature or the occurrence of any event at some subsequent time, then for the
purposes of this
subclause (D), "C"
will be determined
by the
application of such formula or variable feature or as if the relevant event occurs or had
occurred as at
the Effective Date and
as if such
conversion,
exchange, subscription,
purchase or
acquisition had
taken place
on the
Effective Date.
Such adjustment shall become effective on the Effective Date.
For purposes of this
subclause (D), "
Effective Date " means (x) the first
date on which the
Ordinary Shares are traded
ex-rights, ex-options or ex-
warrants on
the Relevant
Stock Exchange or
(y) if there
is no
Relevant
Stock Exchange, the first
date upon which the
adjusted Conversion Price
is capable of being determined in accordance with this subclause (D).
For purposes of
any calculation of
the consideration receivable
or price
pursuant to this subclause (D), the following provisions shall apply:
(1)
the
aggregate
consideration
receivable
or
price
for
Ordinary Shares issued for
cash shall be the
amount of
such cash;
(2)
(x) the aggregate
consideration receivable
or
price for
Ordinary
Shares
to
be
issued
or
otherwise
made
available
upon
the
conversion
or
exchange
of
any
Securities
will
be
deemed
to
be
the
consideration
or
price received or receivable for any such Securities and
(y) the aggregate
consideration receivable
or
price for
Ordinary
Shares
to
be
issued
or
otherwise
made
available
upon
the
exercise
of
rights
of
subscription
attached to
any Securities
or upon
the exercise
of any
options, warrants
or rights
will be
deemed to
be that
part
(which may be the whole) of the consideration or
price
received or receivable
for such Securities
or, as the case
may
be,
for
such
options,
warrants
or
rights
that
are
attributed
by
UBS
Group
AG
to
such
rights
of
subscription
or,
as
the
case
may
be,
such
options,
warrants or rights or, if no part of such consideration or
price
is
so
attributed,
the
Fair
Market
Value
of
such
rights
of
subscription
or,
as
the
case
may
be,
such
options, warrants
or rights
as at
the relevant
Effective

Date, plus in the
case of each of
subclauses (x) and (y)
above,
the
additional
minimum
consideration
receivable
or
price
(if
any)
upon
the
conversion
or
exchange
of
such
Securities,
or
upon
the
exercise
of
such
rights
or
subscription
attached
thereto
or,
as
the
case may be, upon exercise
of such options, warrants
or
rights, and (z) the consideration
receivable or price per
Ordinary Share upon the conversion or exchange of, or
upon the exercise
of such
rights of subscription
attached
to,
such
Securities
or,
as
the
case
may
be,
upon
the
exercise of such
options, warrants or
rights will be
the
aggregate
consideration
or
price
referred
to
in
subclause (x) or (y) above (as
the case may be), divided
by
the
number
of
Ordinary
Shares
to
be
issued
upon
such
conversion or
exchange
or
exercise
at
the
initial
conversion, exchange or subscription price or rate;
(3)
if
the
consideration
or
price
determined
pursuant
to
subclause (1) or
(2) above
(or any
component thereof)
is
expressed
in
a
currency
other
than
the
Relevant
Currency,
it
shall
be
converted
into
the
Relevant
Currency
at
the
Prevailing
Rate
on
the
relevant
Effective
Date (in
the case
of
subclause (1) above)
or
the
relevant
date
of
first
public
announcement
(in
the
case of subclause (2) above);
(4)
in determining
the consideration
or price pursuant
to the
above, no deduction
shall be made
for any commissions
or fees (howsoever
described) or any
expenses paid or
incurred for
any underwriting,
placing or
management
of the
issue of
the relevant
Ordinary Shares
or Securities
or
options,
warrants
or
rights,
or
otherwise
in
connection therewith; and
(5)
the
consideration
or
price
shall
be
determined
as
provided
above
on
the
basis
of
the
consideration
or
price
received, receivable,
paid
or
payable, regardless
of
whether
all
or
part
thereof
is
received,
receivable,
paid
or
payable
by
or
to
UBS
Group
AG
or
another
entity.
(E)
If UBS
Group AG
determines, in
its sole
discretion, that,
notwithstanding
subclauses (A)
to
(D)
of
this
Condition 8(d)(i),
a
reduction
to
the
Conversion Price
should be
made as
a result
of one
or more
events or
circumstances not referred to in
this Condition 8(d)(i) that would require
an
adjustment
to
the
Conversion
Price
in
order
to
comply
with
Swiss
mandatory
law
on
the
protection
of
holders
of
instruments
that
may
convert into shares
issued out of
capital range (
Kapitalband ), conditional
capital ( bedingtes Kapital
) or Conversion Capital,
the Conversion Price
will be
reduced (either
generally or
for a
specified period)
in such
manner
and with
effect from
such date
as UBS
Group AG
shall determine
and
the
Issuer
shall
notify
to
the Holders
in
accordance with
Condition 14
( Notices ).
(ii)
Notwithstanding subclause (i) of this Condition 8(d):
(A)
where
(1) the events or circumstances giving rise to any adjustment to the
Conversion Price have resulted
or will result in an
adjustment to
the Conversion Price; or

(2)
more
than
one
event
that
gives
rise
to
an
adjustment
to
the
Conversion Price occurs within such a short period of time,
that, in the opinion
of UBS Group AG,
a modification to the
operation of
the adjustment
provisions set
forth in
this Condition 8(d)
is required
to
give the intended result, such modification will be made to the operation
of the
adjustment provisions
set forth
in this
Condition 8(d) as
may be
determined by an Independent
Adviser to be in its
opinion appropriate to
give the intended result, including to ensure
that (x) an adjustment to the
Conversion Price or
the economic effect
thereof shall not
be taken
into
account
more
than
once,
(y) the
economic
effect
of
an
Extraordinary
Distribution is not taken into
account more than once, and
(z) to reflect a
redenomination of
the issued
Ordinary Shares
for the
time being
into a
new currency;
(B)
any
adjustment
to
the
Conversion
Price
will
be
subject
to
such
Conversion Price (translated, if
necessary, into the currency in which the
par
value
of
an
Ordinary
Share
is
denominated
at
the
time
such
adjustment
becomes
effective
at
the
then-prevailing
exchange
rate
as
determined by
the Issuer) not
being less than
the par value
of an Ordinary
Share at such time;
(C)
UBS Group AG
shall not take
any action, and
shall procure
that no action
is taken, that would otherwise result
in an adjustment to the Conversion
Price (translated, if
necessary, into the currency in
which the par value
of
an Ordinary Share is denominated at the time of such action
at the then-
prevailing exchange
rate as
determined by
the Issuer)
to below
the par
value of an Ordinary Share then in effect;
(D)
if
any
doubt
arises
as
to
whether
an
adjustment
is
to
be
made
to
the
Conversion Price or
as to the
appropriate adjustment to
the Conversion
Price,
the
Issuer
may
in
its
sole
discretion
appoint
an
Independent
Adviser
and,
following
consultation
between
the
Issuer
and
such
Independent Adviser,
a written opinion
of such Independent
Adviser in
respect
thereof
will
(in
the
absence
of
wilful
default,
bad
faith
and
manifest error) be conclusive and binding on the Issuer and the Holders;
(E)
no
adjustment
will
be
made
to
the
Conversion
Price
where
Ordinary
Shares
or
other
securities
(including
rights,
warrants
and
options)
are
issued, offered, exercised, allotted, purchased, appropriated, modified or granted
to,
or
for
the
benefit
of,
employees
or
former
employees
(including directors holding
or formerly holding
executive office or
the
personal
service
company
of
any
such
person)
or
their
spouses
or
relatives, in
each case,
of UBS
Group AG
or any
of its
subsidiaries or
any
associated
company
or
to
a
trustee
or
trustees
to
be
held
for
the
benefit
of
any
such
person,
in
any
such
case
pursuant
to
any
share
or
option scheme; and
(F)
on any
adjustment, if
the resultant
Conversion Price
has more
decimal
places than
the initial
Conversion Price,
it will
be rounded
to the
same
number of decimal places as the initial Conversion Price. No adjustment will be
made to
the Conversion
Price where
such adjustment
(rounded
down if
applicable) would be
less than
one per
cent. of
the Conversion
Price then in effect. Any adjustment not required to be made, and/or any amount by which the
Conversion Price has been
rounded down, will be
carried forward
and taken
into account
in any
subsequent adjustment,
and
such subsequent
adjustment will
be made on
the basis that
the adjustment
not required
to be made
had been
made at the
relevant time and/or
that
the relevant rounding down had not been made, as the case may be.

(iii)
The
Issuer
shall
give
notice
of
any
adjustments
to
the
Conversion
Price
made
pursuant to
this Condition 8(d)
to the
Holders in
accordance with
Condition 14
( Notices ) promptly after the determination thereof.
(iv)
References
in
these
Terms
and
Conditions
to
any
issue
or
offer
or
grant
to
Shareholders "as a class" or "by way
of rights" shall be taken to be
references to
an
issue
or
offer
or
grant
to
all
or
substantially
all
Shareholders,
other
than
Shareholders to whom, by reason
of the laws of
any territory or requirements of
any recognised regulatory body or any other stock exchange or securities market in any territory or in connection with fractional entitlements, it is determined not to make such issue or offer or grant.
(e)
Qualifying Relevant Event
(i)
Upon
the occurrence
of
a
Relevant Event
that is
a
Qualifying Relevant
Event,
then:
(A)
upon the
occurrence of
a Trigger
Event or
a Viability
Event where
the
applicable
Conversion
Date
falls
on
or
after
the
New
Conversion
Condition Effective Date,
(1)
the Notes
shall be
converted on
such Conversion
Date into,
or
be exchanged on such Conversion Date for, as the case may be,
Relevant
Shares
of
the
Approved
Entity,
mutatis
mutandis
as
provided in
accordance with
this Condition 8,
at a
Conversion
Price that shall be the New Conversion Price; and
(2) the Issuer shall procure the issue and/or delivery of the relevant number of
Relevant Shares
of the
Approved Entity
in the
manner
provided in
this Condition 8
(as may
be amended
as described
in the definition of the term New Conversion Condition); and
(B)
the
New
Conversion
Price
shall
be
subject
to
adjustment
in
the
circumstances
provided
in
this
Condition 8
for
the
adjustment
of
the
Conversion Price (if necessary
with such amendments as
an Independent
Adviser shall
determine to
be appropriate)
and the
Issuer shall
give notice
in
accordance
with
Condition 14
(
Notices
)
to
the
Holders
of
the
New
Conversion Price and of any such amendments thereafter.
(ii)
Upon the occurrence
of a Relevant
Event, the Issuer
shall give notice
thereof to
the Holders in accordance
with Condition 14 (
Notices ) within 10 Business Days
following the occurrence of such Relevant Event, which notice shall:
(A)
specify the identity of the Acquiror;
(B)
specify whether the Relevant Event
is a Qualifying Relevant
Event or a
Non-Qualifying Relevant Event;
(C)
in the case of a Qualifying Relevant Event, specify the New Conversion
Price; and
(D)
if applicable, specify the New Conversion Condition Effective Date.
(iii)
For
the avoidance
of doubt,
upon
the occurrence
of
a Relevant
Event
that is
a
Non-Qualifying
Relevant
Event,
the
provisions
of
this
Condition 8(e)
shall
(subject to
the subsequent
operation of
this Condition 8(e)
upon the
occurrence
of
a
subsequent
Relevant
Event)
not
apply,
and
the
Notes
will
continue
to
be
convertible
into
Ordinary
Shares
pursuant
to
and
in
accordance with
the
other
provisions
of
this
Condition 8
(
Conversion
),
if
and
when
the
Issuer
gives
a
Trigger Event Notice or a Viability Event Notice in accordance with Condition 7
(
Trigger Event and Viability
Event
).

(iv)
For purposes of these Terms and Conditions:
" Acquiror " means the Person (including a Governmental Entity) that, following a Relevant Event, controls UBS Group AG.
" Approved Entity
" means an
Acquiror that is
body corporate that
is incorporated
or
established
under
the
laws
of
an
OECD
member
state
and
that,
on
the
occurrence of the Relevant Event, has in issue Relevant Shares.
" Governmental Entity
" means (x) the
Swiss Confederation, (y) an
agency of the
Swiss
Confederation
or
(z) a
person
or
entity
(other
than
a
body
corporate)
controlled by
the Swiss
Confederation or
any such
agency referred
to in
clause (y)
of
this
definition;
provided
, however
,
that,
if
UBS
Group
AG
is
at
any
time
organised in a jurisdiction outside of Switzerland, references in this definition to
"the Swiss Confederation" shall be read
as references to the government of
such
other jurisdiction.
The
"
New
Conversion
Condition
"
shall
be
satisfied
in
respect
of
a
Relevant
Event if, by
no later than
seven days following
the occurrence of
such Relevant
Event, (x) UBS Group
AG has, to
the satisfaction
of UBS Group
AG, entered into
arrangements
with
the
Approved
Entity
that
provide
for
delivery
of
Relevant
Shares
of
the
Approved
Entity
on
Conversion
on
terms
mutatis
mutandis
as
provided in the provisions of this Condition 8, and (y) the Issuer has entered into such agreements and
arrangements, and made
such amendments to
these Terms
and
Conditions,
as
may
be
required
to
ensure
that,
with
effect
from
the
New
Conversion Condition Effective
Date, the Notes
shall, following the
occurrence
of a Trigger Event or a Viability
Event, be convertible into, or exchangeable for,
Relevant Shares
of the
Approved Entity,
mutatis mutandis
in accordance
with,
and subject to, this
Condition 8 (as may be
so amended) at the
New Conversion
Price; provided , however
,
that,
any
failure
to
enter
into
the
arrangements
and
agreements and/or make the amendments described in
clauses (x) and (y) of this
definition shall not constitute a default or an Event of Default under these Terms and Conditions.
"
New Conversion
Condition Effective
Date
" means
the date
with effect
from
which the New Conversion Condition has been satisfied.
" New Conversion Price
" means, in respect of any Conversion
Date falling on or
after the
New Conversion
Condition Effective
Date, the
amount determined
by
the Issuer in accordance with the following formula:
where:
NCP
is the New Conversion Price.
ECP
is the Conversion Price in effect on the last dealing day
prior to the New Conversion Condition Effective Date.
VWAPRS
is the
average of
the Volume
Weighted
Average
Price
of
the
Relevant
Shares
of
the
Approved
Entity
(translated,
if
necessary,
into
USD
at
the
Prevailing
Rate
on
the
relevant
dealing
day)
on
each
of
the
five
dealing days ending on the last dealing day
prior to the
date on which the Relevant Event
occurred (and where
references
in
the
definition
of
"Volume
Weighted
Average Price" to "Ordinary Shares" shall be construed
as a
reference to
the Relevant
Shares of
the Approved
Entity and in the definition of "dealing day", references
to
the
"Relevant
Stock
Exchange"
shall
be
to
the

primary
Recognised
Stock
Exchange
on
which
the
Relevant Shares of the Approved Entity are then listed,
admitted to trading or accepted for dealing).
VWAPOS
is the
average of
the Volume
Weighted
Average
Price
of
the
Ordinary
Shares
(translated,
if
necessary,
into
USD at the Prevailing Rate
on the relevant dealing day)
on
each
of
the
five
dealing
days
ending
on
the
last
dealing
day
prior
to
the
date
on
which
the
Relevant
Event occurred.
"
Non-Qualifying
Relevant
Event
"
means
a
Relevant
Event
that
is
not
a
Qualifying Relevant Event.
" Qualifying Relevant Event " means a Relevant Event where:
(A)
the Acquiror is an Approved Entity; and
(B)
the New Conversion Condition is satisfied.
A " Relevant Event
" will have
occurred if, at
any time after
the Issue Date,
any
Person or
Persons acting
in concert
acquires control
of UBS
Group AG
(other
than as a result of an Exempt Reorganisation). For the purposes of this definition
"Relevant
Event",
"
control
"
means
the
acquisition
or
holding
of
legal
or
beneficial ownership of more
than 95 per
cent. of the
issued Ordinary Shares of
UBS Group AG (whether obtained
directly or indirectly and whether
obtained by
ownership of share capital, contract or otherwise) and, as a consequence thereof, the Ordinary Shares
are no longer
admitted to trading
on any Recognised
Stock
Exchange, and " controlled " shall be construed accordingly.
" Relevant Shares
" means,
in respect
of an
Acquiror,
ordinary share
capital of
such Acquiror that
constitutes equity
share capital
or the equivalent
(or depositary
or other receipts representing the same) that is listed and admitted to trading on a
Recognised Stock Exchange.
(f)
Procedure for settlement and delivery of Ordinary Shares
on Conversion
Ordinary Shares to be issued on Conversion shall be delivered subject to and as provided below.
(g)
Fractions
Fractions of Ordinary Shares will not be
issued or delivered pursuant to these Terms
and
Conditions on Conversion and no cash payment will be made in lieu thereof.
The number
of Ordinary Shares to be
issued and delivered to the Settlement
Share Depository for the
benefit of
each Holder
in respect
of a
Conversion shall
be calculated
by the
Settlement
Agent on the basis of the aggregate principal
amount of Notes held by such Holder on
the
applicable Conversion Date and rounded down,
if necessary, to the nearest whole number
of Ordinary Shares.
(h)
Procedure for delivery in respect of a Conversion
(i)
UBS
Group
AG,
with
the
assistance
of
the
Settlement
Agent
where
necessary
under Swiss
law,
shall on
or prior
to the
applicable Conversion
Date issue
and
deliver to the Settlement Share Depository such number of Ordinary Shares as is required to satisfy in full its obligation to deliver Ordinary Shares to the Holders
in respect
of the
Conversion on
the applicable
Conversion Date. Receipt
by the
Settlement
Share
Depository
of
such
Ordinary
Shares
shall
be
a
good
and
complete discharge of the Issuer's (and, if UBS Group AG is not the Issuer, UBS
Group AG's) obligations in respect of the
Notes. If the Issuer is unable to
appoint
a
Settlement
Share
Depository
on
or
prior
to
the
giving
of
the
Trigger
Event
Notice or
Viability
Event Notice,
as the
case may
be, it
shall make
such other

arrangements for
the issuance
and delivery
of the
Ordinary Shares
to be
issued
and
delivered
upon
Conversion
to
the
Holders
as
it
considers,
in
its
sole
discretion, to be reasonable in the circumstances, which may include issuing and delivering such
Ordinary Shares
to another
independent nominee
to be
held on
trust for
the Holders
or issuing
and delivering
such Ordinary
Shares to
the Holders
directly,
which issuance
and delivery
shall irrevocably
discharge and
satisfy all
of the Issuer's obligations under the Notes as if the relevant Ordinary
Shares had
been issued and delivered to the Settlement
Share Depository and, in which case,
where the
context so
admits, references
in these
Terms and Conditions to
the issue
and
delivery
of
Ordinary
Shares
to
the
Settlement
Share
Depository
shall
be
construed accordingly and apply mutatis mutandis .
(ii)
Subject to
the making
of
a Settlement
Shares Offer
and as
otherwise provided
herein,
the
Settlement
Agent
shall
give
instructions
to
the
Settlement
Share
Depository
for
the
relevant
Ordinary
Shares
to
be
delivered
by
the
Settlement
Share
Depository
on
the
applicable
Settlement
Date
to
the
Holders,
and
the
Settlement
Share
Depository
shall
procure
that
the
Ordinary
Shares
are
so
delivered to the Holders on the applicable Settlement Date.
(iii)
In respect of a
Conversion as a result
of the occurrence of a
Trigger Event only,
following receipt by the Settlement Share Depository of the Ordinary Shares and
the resulting good and complete
discharge of the Issuer's obligations
in respect of
the Notes
as described
in subclause (i)
above, the
Issuer may, in
its sole
discretion,
appoint
a
placement
agent
(the
"
Settlement
Shares
Offer
Agent
")
acting
on
behalf, and for
the accounts, of
the Holders to
conduct an offering
of the Ordinary
Shares
to
which
the
Holders
are
otherwise
entitled
(a
"
Settlement
Shares
Offer
"). In the relevant Trigger Event Notice,
the Issuer shall notify the Holders
whether
it
will
appoint
such
Settlement
Shares
Offer
Agent
to
conduct such
a
Settlement Shares Offer. If it does so appoint a Settlement Shares Offer Agent, it will
instruct
the
Settlement
Share
Depository
to
deliver
the
relevant
Ordinary
Shares to
or to
the order
of the
Settlement Shares
Offer Agent
for this
purpose
prior to
the end
of the
Offer Settlement
Period. Such
Settlement Shares
Offer shall
be
made
(x) in
the
currency
of
the
Issuer's
choosing
and
at
a
cash
price
per
Ordinary Share
(such price
translated, if
necessary,
into USD
at the
prevailing
exchange rate
on the date
of the Trigger
Event Notice
as determined
by the
Issuer)
equal to
the Conversion Price
in effect
on the date
of the Trigger
Event Notice,
and (y) to some or, subject
to applicable laws
and regulations and to
such an offer
being practicable in
the opinion of
the Issuer in
the Offer
Settlement Period, all
Shareholders
on
the
record
date
of
the
Trigger
Event
Notice
then
eligible
to
participate in such
offer. Any such Settlement Shares
Offer shall be completed
no
later than 20 Business Days after the
occurrence of the Trigger Event (the "
Offer
Settlement Period
"). Neither
the Issuer
nor the
Settlement Share
Depository shall
incur any liability
whatsoever to
the Holders in
respect of the
appointment of such
Settlement Shares Offer Agent or its
conduct, save for cases of gross negligence
or wilful intent.
If the Settlement
Shares Offer is
fully subscribed by
or before the
end of the
Offer
Settlement Period,
the Holders
shall, pursuant
to
the
agreement appointing
the
Settlement Shares Offer Agent, be entitled to receive from the Settlement Shares
Offer Agent
on the
fifth Business
Day after
the end
of the
Offer Settlement
Period,
their pro rata
share of the aggregate cash proceeds received from
the Settlement
Shares
Offer
(such
aggregate
cash
proceeds
translated,
if
necessary,
from
the
currency in
which they
are denominated
into USD
at the
then-prevailing exchange
rate
as
determined
by
the
Settlement
Shares
Offer
Agent
(less
any
foreign
exchange transaction costs)), such
amount being rounded to
the nearest cent (half
a cent
being rounded
upwards). If
the Settlement
Shares Offer
is only
partially
subscribed
by
the
end
of
the
Offer
Settlement
Period,
the
Holders
shall
(x) pursuant to
the agreement appointing
the Settlement Shares
Offer Agent,
be
entitled to receive from
the Settlement Shares Offer
Agent on the fifth
Business
Day
after
the
end
of
the
Offer
Settlement
Period,
their
pro
rata
share
of
the
aggregate
cash
proceeds
received
from
the
Settlement
Shares
Offer
(such

aggregate cash proceeds translated, if necessary, from the currency in which they
are denominated into USD at the then-prevailing exchange rate as determined by the Settlement Shares Offer Agent
(less any foreign exchange
transaction costs)),
such
amount
being
rounded
to
the
nearest
cent
(half
a
cent
being
rounded
upwards),
and
(y) be
entitled
to
receive
their
pro
rata
share
of
the
number
of
Ordinary Shares not subscribed pursuant
to the Settlement Shares Offer
(rounded
down to
the nearest
whole number
of such
Ordinary Shares)
within the
period
specified below from the Settlement Share Depository. If no Ordinary Shares are
subscribed in the Settlement Shares
Offer, Holders shall be entitled to receive the
relevant Ordinary Shares
within the period
specified below from
the Settlement
Share
Depository.
Notwithstanding
Condition 9
(
Payments;
Agents
),
any
cash
proceeds that
the Holders
are entitled
to receive
pursuant to
this subclause (iii)
shall be delivered
to the Holders
in accordance with
clause (j) of this
Condition 8.
In relation to any
Ordinary Shares not sold
pursuant to a Settlement
Shares Offer,
the Settlement Agent shall
give instructions to the Settlement
Shares Offer Agent
for such Ordinary Shares to be
delivered by the Settlement Shares Offer
Agent to
the
relevant
Holders
within
five
Business
Days
after
the
end
of
the
Offer
Settlement Period.
(i)
Taxes and duties
None
of
the
Issuer,
any
other
member
of
the
Group,
any
Agent,
the
Settlement
Share
Depository
and
the
US
Transfer
Agent
will
pay
any
capital,
stamp,
issue,
registration,
transfer or other taxes or duties arising upon Conversion or that may arise or be paid as a
consequence of
or
in
connection with
the
issue and
delivery of
Ordinary Shares
to
the
Settlement
Share
Depository
or
the
delivery
of
any
Ordinary
Shares
to
the
relevant
recipient
in
accordance
with
the
instructions
given
in
the
relevant
Settlement
Shares
Settlement Notice.
A Holder
must pay
any capital,
stamp, issue,
registration, transfer or
other taxes
or duties arising
upon Conversion
or that may
arise or
be paid as
a consequence
of or
in connection with
the issue and
delivery of the
Ordinary Shares
to the Settlement
Share
Depository
or
the
delivery
of
the
Ordinary
Shares
to
the
relevant
recipient
in
accordance
with
the
instructions
given
in
the
relevant
Settlement
Shares
Settlement
Notice, and such Holder must pay all, if any, such taxes and duties arising by reference to any disposal
or deemed
disposal of
such Holder's
Notes or
interest therein. Any
capital,
stamp, issue, registration,
transfer or other
taxes or duties
arising on delivery
or transfer
of Ordinary Shares to a purchaser in any
Settlement Shares Offer shall be payable by
the
relevant purchaser of those Ordinary Shares.
(j)
Delivery of Ordinary Shares and cash proceeds received
from a Settlement Shares Offer
UBS Group AG,
with the assistance
of the Settlement
Agent where necessary
under Swiss
law,
will
issue
and
deliver
the
Ordinary
Shares
required
to
be
issued
and
delivered on
Conversion to
the Settlement
Share Depository
on behalf
of
the Holder
of
the relevant
Note(s). The
Issuer (or
another party
so
authorised by
the Issuer)
shall instruct
the US
Transfer Agent
to credit
such Ordinary
Shares to
a nominee
account in
the name
of the
Settlement
Share
Depository
to
be
held
on
behalf
of
the
Holders
on
the
applicable
Conversion Date. Receipt by
the Settlement Share Depository
of such Ordinary Shares
on
the
applicable Conversion
Date shall
be
a
good
and
complete discharge
of
the Issuer's
obligations in respect of the Notes as described in subclause (h)(i) of this Condition 8.
In order to
obtain delivery from the
Settlement Share Depository of
the Ordinary Shares
and/or cash proceeds received from a Settlement Shares Offer, in each case to which it is
entitled pursuant to this
Condition 8, a Holder will
be required to deliver
to the Settlement
Share Depository
(or any
of its
agent designated
for such
purpose in
the Trigger
Event
Notice or Viability Event
Notice, as applicable) an executed settlement shares settlement notice
substantially in
the
form
that
may
be
obtained
from
the
Specified
Office
of
the
Settlement Agent (a " Settlement Shares Settlement Notice
") and the relevant
Certificate
representing the
relevant Note
to the
Settlement Share
Depository (or
any of
its agents
designated for such purpose in the Trigger
Event Notice or Viability
Event Notice) on or
before the Settlement Notice
Cut-off Date. If such Settlement
Shares Settlement Notice
or

Certificate is delivered
after the end
of normal business
hours at
the Specified Office
of
the Settlement Share
Depository,
such delivery shall
be deemed for
all purposes to
have
been
made or
given on
the following
New York
Business Day.
The Settlement
Shares
Settlement Notice
must contain
certain information,
including the
name of
the relevant
recipient in which the relevant Ordinary Shares are to
be registered directly on the books
of the
US Transfer,
and Settlement
Shares Settlement
Notices and
Certificates must
be
delivered
to
the
Settlement
Share
Depository
(or
any
of
its
agents
designated
for
such
purpose
in
the
Trigger
Event
Notice
or
Viability
Event
Notice,
as
applicable)
in
accordance with
the procedures
described in
the relevant
Trigger Event Notice
or Viability
Event Notice, as applicable; provided , however
, that, if the
Notes are represented by one
or more Global
Certificates deposited with, or
with a custodian
for, the
Depositary, then
the Settlement
Shares Settlement
Notice must
be given
in accordance
with the
standard
procedures
of
the
Depositary
(which
may
include,
without
limitation,
delivery
of
the
notice to the Settlement Share
Depository by electronic means) and
in a form acceptable
to the Depositary,
the Settlement Agent and
the Settlement Share Depository.
Subject as
otherwise
provided
herein,
the
relevant
Ordinary
Shares
and/or
cash
proceeds
of
a
Settlement
Shares
Offer
will
be
delivered
by
or
on
behalf
of
the
Settlement
Share
Depository or
the Settlement
Shares Offer
Agent, as
applicable, in
accordance with
the
instructions given
in the
relevant Settlement
Shares Settlement
Notice;
provided , however ,
that, if
the Notes
are represented
by one
or more
Global Certificates
deposited with,
or
with a
custodian for, the
Depositary, then delivery
of any
such cash
proceeds shall
be made
by the Settlement Shares Offer Agent
in accordance with the Depositary's practices from
time to time.
If
a
Holder
delivers
a
valid
Settlement
Shares
Settlement
Notice
and
the
relevant
Certificate on or before the Settlement
Notice Cut-off Date, then the Ordinary Shares
will
be delivered in respect of
the relevant Note(s) by way
of registering the Ordinary Shares
in the
name of
the relevant
recipient directly
on the
books of
the US
Transfer Agent
on
the
applicable
Settlement
Date
or
such
other
date
as
is
specified
for
delivery.
Once
Ordinary Shares are registered in the name of the relevant recipient directly on the books
of the US
Transfer Agent, such
relevant recipient, as Shareholder,
is expected to receive
periodic
account
statements
from
the
US
Transfer
Agent
with
respect
to
its
Ordinary
Shares.
At
the
time
of
delivery
of
any
Ordinary
Shares
to
the
relevant
recipient
by
registration of such Ordinary Shares
directly on the books
of the US Transfer
Agent, the
then-valid share registration
rules of UBS
Group AG will
apply, and UBS Group AG
does
not
offer
any
assurance
or
guarantee
that
such
relevant
recipient
will
be
accepted
as
a
Shareholder with voting rights in the share register of UBS Group AG.
If a
Holder fails
to deliver
a Settlement
Shares Settlement
Notice or
the relevant
Certificate
on or before the Settlement Notice Cut-off Date or if a Holder has delivered a Settlement
Shares Settlement
Notice and
the relevant
Certificate on
or prior
the Settlement
Notice
Cut-off Date
but such
Settlement Shares
Settlement Notice
has been
determined by
the
Settlement Share
Depository to
be null
and void,
then the
Settlement Share
Depository
shall continue
to hold
the relevant
Ordinary Shares
and/or, as
applicable, cash
proceeds
received from
a Settlement
Shares Offer,
in each
case to
which such
Holder is
entitled
pursuant to
this Condition 8,
until a
valid Settlement
Shares Settlement
Notice (and
the
Certificate representing
the relevant
Notes) is
so delivered
by such
Holder.
If any
such
Ordinary
Shares
or
such
cash
proceeds
received
from
a
Settlement
Shares
Offer
(as
applicable) have not been claimed during the
10-year and 30-day period commencing on
the Final Cancellation Date, the relevant claims of the applicable Holders are time-barred and the relevant Ordinary
Shares and cash, as
the case may be,
will be transferred to
the
Issuer.
None
of
the
Issuer,
the
Settlement
Share
Depository
and
the
Settlement
Shares
Offer Agent shall have any liability to any
Holder for any loss resulting from
such Holder
not receiving any such Ordinary Shares and/or cash proceeds.
If not previously cancelled on the applicable Settlement Date, the relevant Notes shall be
cancelled on the
Final Cancellation Date
and any Holder
delivering a Settlement
Shares
Settlement Notice after the Settlement Notice Cut-off Date will have to provide evidence of its entitlement to the relevant Ordinary Shares and/or cash proceeds from a Settlement
Shares
Offer,
as
applicable,
satisfactory
to
the
Settlement
Share
Depository
in
its
sole
discretion in order to
receive delivery of such Ordinary
Shares or such cash
proceeds, as

applicable. None of the
Issuer, the Settlement Share Depository
and the Settlement Shares
Offer Agent shall have any liability to any
Holder for any loss resulting from
such Holder
not receiving
any Ordinary
Shares or
cash proceeds
from a
Settlement Shares
Offer,
as
applicable, or from any
delay in the receipt thereof,
in each case as a
result of such Holder
failing to submit a valid Settlement Shares Settlement Notice and any relevant Certificate
(if applicable), on a timely basis or at all.
Any
determination
as
to
whether
any
Settlement
Shares
Settlement
Notice
has
been
properly completed and delivered together
with the relevant Certificate(s) as
provided in
these Terms
and Conditions, or
whether any evidence
of entitlement to
Ordinary Shares
or cash
proceeds received
from a
Settlement Shares Offer,
as applicable,
is satisfactory,
shall
be
made
by
the
Settlement
Share
Depository
in
its
sole
discretion
and
shall
be
conclusive
and
binding
on
the
relevant
Holders.
In
the
case
of
Notes
represented
by
a
Global
Certificate,
any
Settlement
Shares
Settlement
Notice
delivered
prior
to
the
day
following the Suspension Date will be null and void.
(k)
Ordinary Shares
The
Ordinary
Shares
issued
and
delivered
on
Conversion
will
be
fully
paid
and
non-
assessable and will in
all respects rank
pari passu
with the fully paid
Ordinary Shares in
issue on the relevant Share Creation Date, except in any such case for any right excluded
by mandatory provisions of applicable law, and except that the Ordinary Shares so issued and delivered
will not
rank for
(or,
as the
case may
be, the
relevant Holder
will not
be
entitled to receive) any rights, distributions or payments the record date or other due date for the
establishment of
entitlement for
which falls
prior to
the relevant
Share Creation
Date.
All Ordinary Shares issued and delivered to Holders upon Conversion are expected to be
"restricted securities"
within the
meaning of
Rule 144
under the
US Securities
Act, and
accordingly,
any Holder who
receives Ordinary Shares
upon Conversion will
be subject
to restrictions
under the
US Securities
Act on
its ability
to resell
such Ordinary
Shares.
Subject to applicable law and the policies and procedures of the US Transfer
Agent from
time to time, through the US Transfer Agent, Holders who receive Ordinary
Shares upon
Conversion are expected to be able to effect transfers of
such Ordinary Shares with other
Shareholders
holding
their
Ordinary
Shares
through
the
US
Transfer
Agent,
or
with
Shareholders holding their Ordinary Shares via DTC
through custodian banks or brokers
by means of DTC's Direct Registration System.
(l)
Purchase or redemption of Ordinary Shares
UBS Group AG or any of its subsidiaries may exercise such rights as it may from time to time enjoy to purchase or redeem or buy back any shares or securities of UBS Group AG
(including Ordinary Shares)
or any depositary
or other receipts
or certificates representing
the same without the consent of Holders.
(m)
Determinations to be made by an Independent Adviser
In the
case of
any determination
that is
required to
be made
by an
Independent Adviser
for purposes of this Condition 8, the Issuer shall use reasonable endeavours to appoint an
Independent
Adviser
to
make
such
determination;
provided , however
,
that,
notwithstanding the other
provisions of these
Terms and Conditions, if
the Issuer is
unable
to
so
appoint
an
Independent
Adviser
or
the
Independent
Adviser
so
appointed
by
the
Issuer fails
to make
such determination,
the Issuer, acting
in good
faith and
a commercially
reasonable manner, will make such determination.
Any
determination
that
is
made
by
an
Independent
Adviser
for
purposes
of
this
Condition 8 will
be made
in the
sole discretion
of such
Independent Adviser
acting in
good
faith and in a commercially reasonable manner.

(n)
Notifications, etc. to be final
All
notifications,
opinions,
determinations,
certificates,
calculations,
quotations
and
decisions given, expressed,
made or obtained
by an Independent
Adviser or the
Settlement
Agent for purposes of this
Condition 8 will (in the absence
of wilful default, bad faith and
manifest error) be binding
on the Issuer,
the Agents and the
Holders and (in
the absence
of wilful default
and bad faith)
no liability to
the Issuer or
the Holders will
attach to the
Independent
Adviser
or
the
Settlement
Agent
in
connection
with
the
exercise
or
non-
exercise by
the Independent
Adviser or
the Settlement
Agent of
its powers,
duties
and
discretions under this Condition 8.
9.
PAYMENTS;
AGENTS
(a)
All payments required to be made under the Notes will be made available in good time in freely disposable
funds in
USD, which
will be
placed at
the free
disposal of
the Fiscal
Agent on behalf of
the Holders. If
the Scheduled Due Date
for any payment
(whether in
respect
of
principal,
interest
or
otherwise)
in
respect
of
the
Notes
is
not
a
Payment
Business
Day,
then
the
Holders
will
not
be
entitled
to
payment
thereof
until
the
first
Payment Business
Day following
the Scheduled
Due Date,
and the
Holders will
not be
entitled to
any additional
sum in
relation to
such payment.
All payments
required to
be
made under
the Notes
(including, for
the avoidance
of doubt,
any Additional
Amounts)
shall be made to
the Holders in USD
without collection costs,
without any restrictions and
whatever the circumstances
may be, irrespective
of nationality,
domicile or residence
of
the
relevant
Holder
and
without
certification,
affidavit
or
the
fulfilment
of
any
other
formality; provided , however
,
that,
in
the
case
of
Notes
represented
by
Definitive
Certificates, such Definitive
Certificates must be
presented and, in
the case of
redemption,
surrendered at the Specified Office of the relevant Paying Agent as a condition to receipt
of any such payment.
(b)
The receipt
by the
Fiscal Agent
of the
due and
punctual payment
of funds
in USD
will
release the Issuer from its obligations under the Notes to the extent of such payment.
(c)
Subject to clause (d) of this Condition 9,
(i)
the Issuer reserves the
right to terminate the
appointment of any Agent,
as well as
to appoint or, after any such
appointment, to terminate the
appointment of, one or
more other paying
agents to carry
out any payment
or other similar
functions in
respect of the Notes
(each, a "
Paying Agent "), provided
that (A) so long as
any
Note
is
outstanding,
there
will
at
all
times
be
a
Fiscal
Agent,
a
Registrar,
a
Calculation Agent and a Settlement Agent, (B) for so long as the Notes are listed on the
SIX Swiss
Exchange and
if then
required by
the regulations
of the
SIX
Swiss Exchange, the Issuer shall maintain a Paying Agent in Switzerland, which agent shall have
an office in
Switzerland and
be a bank
or securities
dealer subject
to supervision by FINMA, to perform the functions of
a Swiss paying agent (the
"
Swiss
Paying
Agent
"),
and
(C) any
successor
Calculation
Agent
must
be
a
leading bank
or financial
institution that
is experienced
in the
calculations and
determinations to be made by the Calculation Agent; and
(ii)
if at any time the Fiscal Agent, the Registrar, the Calculation Agent, or the Swiss
Paying Agent,
(A) becomes incapable
of acting,
or (B) is
adjudged bankrupt
or
insolvent, or files a voluntary petition in bankruptcy, or makes an assignment for the benefit of
its creditors, or
consents to the
appointment of a
receiver of all
or
any substantial part
of its property, or admits
in writing its
inability to pay
or meet
its
debts
as
they
mature,
or
if
an
order
of
any
court
is
entered
approving
any
petition filed by
or against
it under
the provisions of
any applicable bankruptcy
or
insolvency
law,
or
if
a
receiver
of
it
or
of
all
or
any
substantial
part
of
its
property is appointed, or
if any public officer takes
charge or control of it
or of its
property or
affairs for
the purpose
of rehabilitation,
conservation or
liquidation
(any such
event, an
"
Agent Insolvency
Event
"), then
the Issuer
will terminate
the appointment of such Agent in accordance with the Fiscal Agency Agreement and appoint a successor Agent; and

(iii)
if at any time the Calculation Agent fails to (A) determine the Mid Market Swap
Rate or
the Reset
Interest Rate
or duly
calculate the
Reset Interest
Amount for
any
Reset
Interest
Period
or
the
interest
amount
payable
on
the
relevant
Redemption
Date
(if
the
Notes
are
to
be
redeemed
pursuant
to
Condition 6
(
Redemption and
Purchase
)) or
(B) comply with
any other
requirement in
relation
to the
Notes, then
the Issuer
will terminate
the appointment
of
the Calculation
Agent in accordance with the Fiscal Agency Agreement and
appoint a successor
Calculation
Agent;
provided , however
,
that,
if
the
Calculation
Agent
duly
calculates
such
Reset
Interest
Rate,
Reset
Interest
Amount
or
interest
amount
payable
on
the
relevant
Redemption
Date,
as
the
case
may
be,
prior
to
its
termination
(and
the
appointment
of
its
successor)
taking
effect
in
accordance
with clause (d) of this Condition 9, the Issuer may elect, in its sole discretion and upon notice to
the Holders in accordance
with Condition 14 (
Notices ), to cancel
such termination (and appointment).
(d)
Any
appointment
or
termination
of
appointment
of,
or
any
resignation
by,
any
Agent
(other than the Settlement Agent) may only take effect not less than 30 and not more than
45
days
after
the
Issuer
has
notified
the
Holders
of
such
appointment,
termination
or
resignation in
accordance with
Condition 14 (
Notices ); provided , however
, that,
in the
case
of
the
termination
of
an
Agent
with
respect
to
which
an
Agent
Insolvency
Event
has
occurred, such
termination may
take effect
prior to
the expiry
of such
30-day notice
period,
so long as a
successor Agent has been
appointed to the
extent required by the
immediately
succeeding sentence. Notwithstanding the foregoing, any termination of the appointment
of,
or
resignation
by,
the
Fiscal
Agent,
the
Registrar,
the
Swiss
Paying
Agent
or
the
Calculation Agent
may not
take effect
until the
Issuer has
appointed a
successor Fiscal
Agent,
Registrar,
Swiss
Paying
Agent
or
Calculation
Agent,
as
applicable;
provided ,
however
, that,
if no
such successor
has been
appointed within
30 days of
the scheduled
effectiveness of
such termination
or resignation,
any Holder
(on behalf
of itself
and all
others
similarly
situated)
or,
pursuant
to
and
in
accordance
with
the
Fiscal
Agency
Agreement, the Fiscal
Agent, the Registrar,
any Paying Agent
or the Calculation
Agent,
as the case may be,
may petition any court of competent jurisdiction
for the appointment
of a successor, at the expense of the Issuer.
(e)
Subject
to
subclause (c)(i) of
this
Condition 9,
the
Issuer may
appoint or
terminate
the
appointment of a Settlement Agent, and a Settlement Agent may resign, at any time. The
Issuer
will
notify
the
Holders
of
any
such
appointment,
termination
or
resignation
in
accordance with Condition 14 ( Notices ).
10.
TAXATION
(a)
All payments to be made by or
on behalf of the Issuer in
respect of the Notes (including,
for
the
avoidance
of
doubt,
payments
by
a
Paying
Agent)
shall
be
made
without
withholding
or
deduction
for,
or
on
account
of,
any
present
or
future
taxes,
duties,
assessments
or
other
government
charges
of
any
nature
("
Taxes
")
imposed,
levied,
collected, withheld
or assessed
by or
on behalf
of any
Tax
Jurisdiction or
any political
subdivision thereof or any
authority of or in
a Tax Jurisdiction or any political
subdivision
thereof
having
the
power
to
impose,
levy,
collect,
withhold
or
assess
Taxes,
unless
withholding, deduction or accounting for such Taxes is required by law.
(b)
In the
event that any
payment to be
made by or
on behalf of
the Issuer in
respect of
the
Notes (including, for
the avoidance of
doubt, payments by
a Paying Agent)
is subject to
any withholding or deduction for, or on account of, any Taxes by requirement of law in a
Tax
Jurisdiction
(as
determined
by
the
relevant
tax
authority
of
or
in
such
Tax
Jurisdiction), the
Issuer shall
pay
such additional
amounts as
will result
in the
Holders
receiving the
amounts that
they would
have received
in respect
of the
Notes if
no such
withholding or deduction had been required (" Additional Amounts ").

(c)
No
Additional
Amounts
will
be
payable
pursuant
to
clause (b)
of
this
Condition 10
in
relation to any Note:
(i)
if the relevant Holder is
liable for such Taxes
on such Note as a
result of having
some connection with the
relevant Tax Jurisdiction other than its
mere ownership
or possession of
such Note or
the receipt of
principal or interest
in respect thereof;
or
(ii)
if such Taxes are a result of
such Note having been
presented for payment (where
presentment is required) more than 30 days after
the Relevant Date, except to the
extent that
the Holder
would have
been entitled
to receive
the Additional
Amounts
if it had presented such Note for payment on the last day of the 30-day period; or
(iii)
with respect to any Tax
collected pursuant to Sections 1471 through 1474
of the
US Internal Revenue
Code, as
amended and
as may
be further
amended from
time
to time (the " Code
"), the regulations
promulgated thereunder, or applicable inter-
governmental agreements or agreements with the United
States Internal Revenue
Service entered
into in
connection with
the implementation
of such
sections of
the Code, or legislation enacted
by a non-United States jurisdiction
in connection
with the implementation of such sections of the Code (FATCA);
or
(iv)
where
such
withholding
or
deduction
is
required
to
be
made
pursuant
to
laws
enacted
by
Switzerland
providing
for
the
taxation
of
payments
according
to
principles similar to those laid down
in the draft legislation of the
Swiss Federal
Council of 3 April 2020,
or otherwise changing
the Swiss federal
withholding tax
system from an
issuer-based system to
a paying agent-based
system pursuant to
which a
Person other
than the
issuer is
required to
withhold tax
on any
interest
payments; or
(v)
to the extent any combination of subclauses (i) through (iv) above applies.
(d)
Any reference in these Terms and Conditions to amounts payable by the Issuer in respect of the
Notes includes
(i) any Additional
Amount payable
pursuant to
this Condition 10
and (ii) any sum
payable pursuant to
an obligation taken
in addition to
or in substitution
for the obligation in this Condition 10.
11.
STATUTE
OF LIMITATIONS
In accordance with Swiss law, (a) claims for interest payments under the Notes will become time-
barred
after
the
five-year
period
and
(b) claims
for
the
repayment
or
redemption
of
Notes
will
become time-barred after the 10-year
period, in each case, commencing on
the date on which such
payments, repayment or redemption become due and payable.
12.
EVENTS OF DEFAULT
(a)
If
any
of
the
following
events
occurs,
such
occurrence
will
constitute
an
"
Event
of
Default ":
(i)
the
Issuer fails
to pay
the principal
amount of
any Note
if and
when the
same
becomes
due
and
payable
under
these
Terms
and
Conditions, and
such
failure
continues unremedied for a period of 30 days; or
(ii)
the Issuer
fails to
pay any
interest on
the Notes
if and
when the
same becomes
due and
payable under
these Terms
and Conditions,
and such
failure continues
unremedied for a period of 30 days; or
(iii)
the Issuer fails to
observe or perform any
other covenant, condition,
or agreement
contained in these Terms and Conditions, and such failure continues unremedied for a period of 60 days after written notice thereof from any Holder to the Issuer;
or
(iv)
a Bankruptcy Event;

provided , however
,
that,
notwithstanding
subclauses (i)
to
(iv)
above,
neither
(A) the
opening of
Restructuring Proceedings
with respect
to the
Issuer nor
(B) the exercise
of
any
Swiss
Resolution
Power
with
respect
to
the
Issuer
during
any
such
Restructuring
Proceedings nor
(C) the ordering
of any Protective
Measures with
respect to
the Issuer that
are
ordered
or
confirmed
upon
the
opening
of
or
during
any
such
Restructuring
Proceedings will constitute a default or an Event of Default.
(b)
Upon the
occurrence of
an Event of
Default relating
to any
failure of
the Issuer
to meet
any
payment
obligation
under
these
Terms
and
Conditions
and
subject
to
Condition 8
( Conversion
),
(i) such
payment
obligation
(and
such
payment
obligation
only)
will
be
immediately deemed
a
due
and
payable
(
fällige
)
payment obligation
of
the
Issuer,
and
(ii) if (A) the relevant
Holder has formally
requested payment
of such payment
obligation,
(B) such payment obligation
has not been fulfilled
within the statutory
period under Swiss
law
commencing
after
the
date
of
such
formal
request
and
(C) a
writ
of
payment
( Zahlungsbefehl ) has been issued with respect to such payment obligation pursuant to the
DEBA, the
relevant Holder
may institute
proceedings against
the Issuer
in Switzerland
(but not elsewhere) to enforce
its rights with respect to such
payment obligation under the
DEBA.
(c)
If
a
debt
collection
or
insolvency
proceeding
with
respect
to
the
Issuer
is
instituted
in
Switzerland in
accordance with
clause (b) of
this Condition 12,
the Issuer
shall not
(i) after
having
received
the
writ
of
payment
(
Zahlungsbefehl
)
relating
to
the relevant
payment
obligation,
argue
or
plead
that
such
payment
obligation
is
not
due
and
payable
by
the
Issuer,
or (ii) prior
to the
declaration of
bankruptcy (or
similar proceeding
under Swiss
insolvency laws), make
any payment to
the relevant Holder
under or in
connection with
the Notes.
(d)
In the
case of
any Event
of Default
arising under
subclause (a)(iii) of
this Condition 12
and subject
to Condition 8
(
Conversion
), any
Holder may
seek specific
performance or
damages with respect
to such Event
of Default pursuant
to the Swiss
Code if so
entitled
thereunder. Any such damage
claim of any
Holder will rank
junior to the
rights and claims
of all holders of Senior Obligations.
(e)
In the
case of
any Event
of Default
arising under
subclause (a)(iv) of
this Condition 12
and subject to Condition 8 ( Conversion ), any Holder may, by written notice to the Issuer, declare the
principal amount
of any
of its
Notes, together
with any
accrued and
unpaid
interest thereon,
immediately due
and payable,
without presentment,
demand, protest
or
other notice of any kind.
(f)
No
remedy
against
the
Issuer
other
than
those
described
in
this
Condition 12
will
be
available to the Holders in connection
with the Issuer's obligations under these
Terms and
Conditions, whether for
the recovery of
amounts owing under
these Terms and Conditions
or in respect of any breach by the Issuer of any of its other obligations under these Terms and Conditions or otherwise.
In particular, no Holder may
declare (i) the principal
amount
of any
Notes due
and payable
prior to
any Redemption
Date, or
(ii) any interest
on any
Notes due and payable prior
to the relevant Interest Payment
Date, except, in the
case of
each of subclauses (i) and (ii), pursuant to clause (e) of this Condition 12.
13.
MEETINGS OF HOLDERS; SUBSTITUTION AND AMENDMENT
(a)
Except as otherwise specified
in this Condition 13, the
provisions of bondholder meetings
contained
in
article 1157
et
seqq.
of
the
Swiss
Code
apply
in
relation
to
meetings
of
Holders.
(b)
If a Tax Event or a Regulatory Event has occurred, the Issuer may, without the consent of
the Holders,
either substitute
all, but
not some
only, of the
Notes for, or
amend these
Terms
and Conditions so that they remain or become, Compliant Securities, provided that:
(i)
neither a Tax Event nor a Regulatory Event arises as a result of such substitution or amendment;

(ii)
FINMA has
approved such
substitution or
amendment (if such
approval is
then
required under applicable Swiss laws and regulations);
(iii)
the Issuer has given the Holders not less than 30 days' notice of such substitution
or
amendment
in
accordance
with
Condition 14
(
Notices
),
which
notice
will,
subject to subclause (v)
below,
be irrevocable, and
state the date
on which such
substitution or amendment
will be
effective (the
"
Substitution or Amendment
Effective Date ");
(iv)
prior to the publication of any notice pursuant to subclause (iii) above, the Issuer shall
deliver
to
the
Fiscal
Agent
(A) a
certificate
signed
by
the
Authorised
Signatories stating that
the relevant
requirement or circumstance
giving rise to
the
right to substitute or amend the terms of the Notes, as applicable, pursuant to this
Condition 13(b) is satisfied
and the reasons
therefor and such
certificate will be
conclusive and binding
on the Holders,
and (B) an opinion of
independent legal
advisers of
recognised standing
to the
effect that
circumstances entitling
the Issuer
to exercise its
right to substitute
or amend the
terms of the Notes,
as applicable,
pursuant to this Condition 13(b) have arisen; and
(v)
no Trigger Event
or Viability Event has
occurred prior
to the
relevant Substitution
or Amendment Effective Date.
In
connection
with
any
substitution
or
amendment
in
accordance
with
this
Condition 13(b), the
Issuer shall
comply with
the rules
of any
stock exchange on
which
the Notes are for the time being listed or admitted to trading.
(c)
In addition to its rights under clause (b)
of this Condition 13, the Issuer may,
without the
consent
of
the
Holders,
make
any
amendment
to
these
Terms
and
Conditions
that
it
considers to be (i) necessary or desirable to give effect to (A) any Alternative Benchmark
Rate determined
in accordance with
Condition 5(c) (
Interest –
Benchmark replacement
)
(including
any
Adjustment
Spread
determined
in
accordance
with
subclause (v)(A)(2)
thereof and
any alternative
method for
determining the
Mid Market
Swap Rate
if such
Alternative
Benchmark
Rate
is
unavailable
on
the
relevant
Reset
Determination
Date
determined in
accordance with
subclause (v)(A)(3) thereof),
and any
related changes
to
the definitions
of the
terms "Business
Day", "Day
Count Fraction",
"Payment Business
Day" and/or "Reset
Determination Date" determined
to be necessary
in accordance with
subclause (v)(D)
thereof,
or
(B) the
provisions
of
clause (a)
of
Condition 15
(
Issuer
Substitution
) (including, without limitation,
(x) if the Substitute Issuer is
organised and/or
resident for tax purposes in a jurisdiction other than Switzerland, any amendments to any references
to
the
jurisdiction
of
"Switzerland"
contained
herein,
including,
without
limitation, amendments to the
definition of the term "Bankruptcy
Event", the definition of
the term
"Business Day",
the governing
law of
the subordination
provisions set
forth in
Condition 4
(
Status
and
Subordination
)
and
the
provisions
of
Condition 12
(
Events
of
Default
),
and
(y) any
amendments
to
reflect
UBS
Group
AG's
guarantee
described
in
subclause (a)(iii)
of
Condition 15
(
Issuer
Substitution
)),
or
(C) the
provisions
of
subclause (i)(B)
and/or
subclause (iii)
of
Condition 8(e)
(
Conversion
–
Qualifying
Relevant Event ), or (ii) formal, minor or technical in nature, or (iii) necessary to correct a manifest error, or (iv) not materially prejudicial to the interests of the Holders.
(d)
The Issuer shall notify the
Holders of any amendments made
pursuant to clause (c) of this
Condition 13 in accordance with Condition 14 ( Notices ), which notice shall state the date on which such amendment will be effective.
(e)
Any amendment
made pursuant
to this
Condition 13 will
be binding
on the
Holders in
accordance with its terms.
14.
NOTICES
(a)
So long
as the
Notes are
listed on
the SIX
Swiss Exchange,
notices to
Holders shall
be
given by the
Issuer (i) by means
of electronic publication
on the internet
website of SIX
Exchange Regulation
Ltd (https://www.ser-ag.com), where
notices are as
at the Issue
Date

published
under
the
address
https://www.ser-ag.com/en/resources/notifications-market-
participants/official-notices.html#/, or (ii) otherwise in accordance with the regulations of
the SIX Swiss Exchange. Any notice will be validly given on the date of such publication
or, if published more than once, on the date of the first such publication.
(b)
If the Notes are for any reason no longer listed on the SIX Swiss Exchange:
(i)
if the Notes are represented
by one or more Global
Certificates deposited with a
custodian for DTC,
notices to Holders
shall only be
required to be
given by the
Issuer in accordance with clause (c) of this Condition 14; or
(ii)
if the
Global Certificate(s)
have been
exchanged for
Definitive Certificates,
the
Issuer shall
send notices to
Holders by
first class mail
at their respective
addresses
as recorded in
the Register, and
any such
notice will
be validly given
on the fourth
Business Day after the date of such mailing.
(c)
So long as the Notes are represented by one or more
Global Certificates deposited with a
custodian for DTC,
any notices required
to be given
by the Issuer
to the Holders
hereunder
shall also be
given to the
Indirect Holders through
the Fiscal Agent
to DTC for
forwarding
to the
Indirect Holders.
Any such
notice will
be validly
given on
the date
of delivery
to
DTC in accordance with DTC's applicable procedures.
15.
ISSUER SUBSTITUTION
(a)
The Issuer
(for purposes
of
this
Condition 15, the
"
Current
Issuer
") may,
without
the
consent of the
Holders, substitute any
entity (whether or
not such entity
is organised under
the
laws
of
Switzerland)
(such
substitute
entity,
the
"
Substitute
Issuer
")
for
itself
as
principal debtor under the Notes upon giving not less than 10 and not more than 30 days'
notice to the Holders in accordance with Condition 14 ( Notices ), provided that:
(i)
the
Substitute Issuer
is UBS
Group AG
or,
if
the Substitute
Issuer is
not
UBS
Group
AG,
(A) an
exemption
exists
from
the
requirement
to
register
the
Substitute Issuer as
an investment company
under the US
Investment Company
Act, and (B)
at least 95 per
cent. of the
Substitute Issuer's capital
and voting rights
are held, directly or indirectly, by UBS Group AG;
(ii)
the Current
Issuer is
not in
default in
respect of
any amount
payable under
the
Notes at the time of such substitution;
(iii)
if the
Substitute Issuer
is not
UBS Group
AG, UBS
Group AG
has irrevocably
and
unconditionally
guaranteed
to
the
Holders,
pursuant
to
article 111
of
the
Swiss
Code
and
on
a
subordinated
basis
corresponding
mutatis
mutandis
to
Condition 4
(
Status
and
Subordination
),
(A) the
due
and
punctual
payment
of
principal
and
interest and
all
other
amounts due
and payable
by
the Substitute
Issuer under,
or in
respect of,
the Notes
upon receipt
of the
written request
for
payment of
the relevant
amount, and
(B) upon the
occurrence of
a Conversion,
the
due
delivery
of
the
Ordinary
Shares
required
to
be
delivered
pursuant
to
Condition 8
(
Conversion
),
and
on
the
terms
whereby
subclause (iii)
of
Condition 5(i)
(
Interest
–
Cancellation
of
interest;
prohibited
interest
),
subclause (ii)(C) of Condition 8(d) ( Conversion – Anti-dilution adjustment of the
Conversion
Price
),
Condition 10
(
Taxation
),
Condition 12
(
Events
of
Default
)
and
Condition 20
(
No
Set-off
by
Holders
)
apply
to
UBS
Group
AG
and
to
its
obligations under
such guarantee
either by
making the
necessary consequential
amendments to such Conditions or including such Conditions applicable to UBS
Group AG and to its obligations under such
guarantee in such guarantee itself, as
applicable;
(iv)
the Current Issuer
and the Substitute
Issuer (A) have entered
into such documents
(the
"
Substitution
Documents
")
as
are
necessary
to
give
effect
to
such
substitution
and
pursuant
to
which
the
Substitute
Issuer
has
(x) undertaken
in
favour of each
Holder to be
bound by these
Terms and Conditions as the
principal

debtor
(on
a
subordinated
basis
corresponding
to
Condition 4
(
Status
and
Subordination
)) under
the Notes
in place
of the
Current Issuer
and (y) assumed
the
obligations
of
the
Current
Issuer
under
the
Fiscal
Agency
Agreement,
and
(B) procure that
all action,
conditions and
things required
to be
taken, fulfilled
and done (including, without limitation, the obtaining of any necessary consents)
to
ensure
that
the
Substitution
Documents
represent
valid,
legally
binding
and
enforceable
obligations
of
the
Substitute
Issuer
have
been
taken,
fulfilled
and
done and are in full force and effect;
(v)
if
the
Substitute Issuer
is
resident
for
tax
purposes
in
a
jurisdiction (the
"
New
Residence
") other than that in which the Current Issuer prior to such substitution
was
resident
for
tax
purposes
(the
"
Former
Residence
"),
the
Substitution
Documents
contain
an
undertaking
by
the
Substitute
Issuer
and/or
such
other
provisions as may
be necessary to
ensure that each
Holder has the
benefit of an
undertaking in terms corresponding to the provisions of Condition 10 ( Taxation )
in relation to the payment of all amounts due and payable under, or in respect of, the Notes and
in relation
to the
guarantee referred
to in
subclause (iii)
above, with,
in the case
of the Notes
but not such
guarantee, the substitution
of references to
the Former Residence with references to the New Residence, and an undertaking by the Substitute
Issuer to indemnify
each Holder against
any Tax that is imposed
on it
by (or
by any
authority in
or of)
the New
Residence and,
if different,
the
jurisdiction of
the Substitute
Issuer's organisation
with respect
to any
Note and
that would not have been so imposed had the substitution not been made, as well as against any Tax, and any cost or expense, relating to such substitution;
(vi)
if
the
Substitute
Issuer
is
not
UBS
Group
AG,
FINMA
has
approved
such
substitution (if
such approval
is then
required under
applicable Swiss
laws and
regulations), and
the Current
Issuer and
the Substitute
Issuer have
obtained all
other
necessary
governmental
and
other
approvals
and
consents
for
such
substitution
and
for
the performance
by
the
Substitute Issuer
of
its obligations
under the Substitution Documents;
(vii)
if
the
Substitute
Issuer
is
not
organised
under
the
laws
of
Switzerland,
the
Substitute
Issuer
has
appointed
a
process
agent
as
its
agent
in
Switzerland
to
receive service of
process on its
behalf in relation
to any legal
proceedings arising
out of or in connection with the Notes; and
(viii)
such substitution does not give rise to a Tax Event or a Regulatory Event.
(b)
Upon any substitution pursuant to clause (a) of this Condition 15, (i) the Substitute Issuer will succeed
to, and
be substituted
for,
and may
exercise every
right and
power of,
the
Current Issuer
under the
Notes with
the same
effect as
if the
Substitute Issuer
had been
named as Issuer
in these Terms and Conditions,
and (ii) the Current
Issuer will be
released
from its obligations under the Notes.
(c)
After
giving
effect
to
any
substitution
pursuant
to
clause (a)
of
this
Condition 15,
(i) references
to
the
"Issuer"
in
the
Notes
and
these
Terms
and
Conditions
will
be
references to
the Substitute
Issuer, and (ii) references
to the
"Tax Jurisdiction" in
the Notes
and these Terms
and Conditions will
be read and
construed as including
the jurisdiction
of
establishment
of
the
Substitute
Issuer
and,
if
different,
the
jurisdiction
in
which
the
Substitute Issuer is resident for
tax purposes instead of or in
addition to (as the case
may
be) references to the jurisdiction of establishment of the Issuer and Switzerland.
16.
CONSOLIDATION, MERGER OR SALE
The
Issuer
will
not
consolidate with,
merge
with
or
into,
or
sell,
convey,
transfer
or
otherwise
dispose of
all or
substantially all
of its
property and
assets (as
an entirety
or substantially
as an
entirety in one transaction or a
series of related transactions) to, any
Person (other than with, into
or to any Person of
which at least 95 per cent.
of such Person's capital and
voting rights are held,
directly or indirectly,
by the Issuer)
or permit any
Person to merge
with or into
the Issuer unless
(a) the Issuer will be the
continuing Person, or (b) the Person
formed by such consolidation or
into

which the
Issuer is
merged or
that acquired
such property
and assets
of the
Issuer expressly
assumes
in writing (or, in the
case of an acquisition
of property and assets,
guarantees) all of the
obligations
of the Issuer under the Notes.
17.
FURTHER ISSUES
The
Issuer
may
from
time
to
time
without
the
consent
of
the
Holders
issue
further
notes
and,
provided
that such notes have the same terms and conditions
as the Notes in all respects (or in
all
respects except for the issue date and/or the first date on which interest is paid), such further notes
will be consolidated and
form a single series
with the Notes. If
the Issuer issues any
such further
notes pursuant to this
Condition 17, references in these Terms
and Conditions to "Notes" include
such further notes, unless the context otherwise requires.
18.
CURRENCY INDEMNITY
Any amount
received or
recovered by
any Holder in
a currency
other than
USD (whether
as a
result
of, or of the enforcement of,
a judgment or order of a
court of any jurisdiction, in the
insolvency,
winding-up
or
dissolution
of
the
Issuer
or
otherwise)
under
the
Notes
will
only
constitute
a
discharge of
the Issuer
to the
extent of
the amount
in USD
that such
Holder is
able to
purchase
with the
amount so
received or
recovered in
such other
currency on
the date
of such
receipt or
recovery (or,
if it is not
practicable to purchase USD
with such amount
on such date,
on the first
date on which it is
practicable to do so). If the
amount of USD that such
Holder is able to purchase
is
less
than
the
amount
owed
by
the
Issuer
to
such
Holder
under
the
Notes,
the
Issuer
shall
indemnify
such Holder
against
any
loss sustained
by
it
as
a
result. In
addition, the
Issuer
shall
indemnify such Holder for the costs
of making such purchase. For purposes
of this Condition 18,
it is
sufficient
for
the relevant
Holder to
demonstrate that
it would
have suffered
a loss
had an
actual purchase been made. The indemnities under this Condition 18 will (a) constitute a separate
and independent obligation
from the Issuer's
other obligations hereunder, (b) give
rise to a
separate
and independent
cause of action,
(c) apply irrespective of
any indulgence granted
by any Holder
and (d) continue
in full
force and
effect despite
any other
judgment, order,
claim or
proof for
a
liquidated amount in respect of any amount due under the Notes or any other judgment or order.
19.
RULE 144A INFORMATION
If at
any time the
Issuer is neither
a reporting company
under Section 13 or
Section 15(d) of
the
US Exchange Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the US Exchange
Act, the
Issuer will
comply with
any applicable
requirements of
Rule 144A(d)(4) under
the US
Securities Act in relation to the Notes.
20.
NO SET-OFF BY HOLDERS
Subject
to
applicable
law,
each
Holder
and
Indirect
Holder,
by
acceptance
of
any
direct
or
beneficial interest in a Note, agrees that
it will not, and waives its right
to, exercise, claim or plead
any right of set-off, compensation or retention with respect to any amount owed to it by the Issuer in respect of, or arising in connection with, the Notes.
21.
GOVERNING LAW AND JURISDICTION
(a)
The
Notes
and
all
non-contractual
obligations
arising
out
of
or
in
connection
with
the
Notes are governed by and construed in accordance with the laws of Switzerland.
(b)
The courts of the Canton of Zurich (venue
being the City of Zurich) shall have exclusive
jurisdiction to
settle any
disputes that
may arise
out of
or in
connection with
the Notes,
including any non-contractual obligation arising out of or in connection with the Notes.